LETTER TO THE SHAREHOLDERS OF THE JPM INSTITUTIONAL DIVERSIFIED FUND

August 15, 1995

Dear Shareholder:

We are pleased to report that The JPM Institutional Diversified Fund produced a double-digit return for its fiscal year ended June 30, 1995 and solidly outperformed its peer group average. For the year, the Fund returned 17.36%, versus the Morningstar Balanced Fund Average of 15.57%. In addition, since its inception, the Fund had an average annual return of 9.55% compared with 6.44% for the Morningstar Balanced Fund Average. We believe the Fund's relative outperformance for the period can be attributed primarily to our security selection decisions, which added value even in the uncertain interest rate environment.

At its fiscal year end, the Fund's net asset value was $11.26 per share, compared with $9.90 on June 30, 1994, after making distributions during the year of $0.26 from ordinary income and $0.06 from short-term capital gains. In addition, the Fund's net assets grew from $59.2 million to almost $164.9 million at June 30, 1995. The net assets of The Diversified Portfolio, in which the Fund invests, totaled approximately $187.1 million at June 30, 1995.

ECONOMIC ENVIRONMENT

Both stock and bond markets experienced dramatic swings during the period as interest rates changed course. The Federal Reserve's monetary tightening in 1994 caused bond market returns to reach lows not seen in over 20 years. At the same time, fears of inflation caused stock market volatility. In this environment, investors favored large-capitalization stocks over small-capitalization issues, believing larger companies would fare better as the economy slowed.

Early in 1995, however, market sentiment shifted as it became more probable that the Federal Reserve had succeeded in engineering a "soft landing" for the economy. In the first half of 1995, the S&P 500 reached record highs. Buying was narrow however, as investors focused on technology stocks, which had experienced strong growth, and on the largest multinational companies, which were expected to benefit the most from low inflation and the weak dollar. Bonds and small-cap stock prices also rose in the first half of 1995, but not to the same extent as large-cap stocks.


TABLE OF CONTENTS

LETTER TO THE SHAREHOLDERS. . . . 1          FUND PERFORMANCE. . . . . 5

FUND FACTS AND HIGHLIGHTS . . . . 4          FINANCIAL STATEMENTS. . . 7

International stock returns proved disappointing for the Fund's fiscal year, gaining only 1.65%, as measured by the Morgan Stanley Capital Europe, Australia, and Far East (MSCI EAFE) Index. Attractive returns in many European and Asian markets were mostly offset by negative returns in Japan. The Kobe earthquake, along with continued economic weakness, caused the Japanese market to decline by -14.35% (in U.S. dollar terms) for the period.

PORTFOLIO REVIEW

The Portfolio's investment process looks at three sources to add value -- asset allocation, stock selection, and bond selection.

ASSET ALLOCATION. Morgan's experienced investment professionals analyze the relative attractiveness of equities compared with fixed income securities and then allocate the Portfolio between these two major asset classes. We use our own allocation model as a benchmark and slightly "overweight" or "underweight" the Fund's asset classes relative to this benchmark based on our long-term market analysis. The normal "benchmark" allocation model is 52.0% in large-cap stocks, 35.0% in fixed income, 10.0% in international stocks, and 3.0% in small-cap stocks.

As previously noted, bond prices fell in the second half of 1994. Bonds therefore became more attractively valued relative to stocks, and we gradually shifted assets from U.S. large-cap stocks into bonds. At the same time, the Portfolio's overweighting in small-cap stocks was gradually reduced to a normal position because they appeared overvalued. As the interest rate environment appeared to stabilize in 1995, the Portfolio's allocations were brought closer to their normal levels.The Portfolio's breakdown at the end of June was 33.1% in fixed income, 50.6% in large-cap stocks, 2.8% in small-cap stocks, 9.1% in international stocks, and 4.4% in cash or short-term investments.

STOCK SELECTION. In managing the Portfolio's equity holdings, we use fundamental analysis, systematic stock valuation, and a disciplined decision making process to select undervalued stocks with attractive long-term growth characteristics. Adhering to this process, we seek to buy stocks that we believe are "undervalued" relative to their future earnings and dividend-paying potential. This approach is designed to add value under all market conditions.

For the year ended June 30, 1995, the Portfolio's large-cap stocks slightly outperformed those in the S&P 500. For the same period, small-cap stock returns were significantly higher that those in the Russell 2000. During the period, our valuation measures indicated that Japanese stocks were attractively valued for the long term. We therefore overweighted the Japanese portion of the Portfolio's international equity exposure relative to the MSCI EAFE Index. However, as this market declined, this position detracted from returns.

BOND SELECTION. The Portfolio's bond selection was slightly above the Salomon Broad Investment Grade Index. In the rising interest rate environment of 1994, the Portfolio had a duration that was slightly shorter than the Index. When it became clearer there would be no further rate increases, the duration of the Portfolio was lengthened slightly. In addition, as the market began to anticipate a cut in interest rates -- which occurred in early July -- the duration of the bonds in the Portfolio was extended to approximately 4.78 years versus 4.70 years for the Index by the end of June.

Near the end of 1994, the Portfolio was modestly overweighted in corporates, and we added slightly to its mortgage positions. We decreased our mortgage position in early 1995, however, fearing that yields would rise and prepayment risk would increase. Believing that yields on corporates would also increase, we focused on corporates at the short end of the maturity spectrum. As yield spreads versus Treasuries widened by the end of June, we began increasing Portfolio exposure to corporates and mortgages, and by month-end had an overweighting in corporate instruments.

INVESTMENT OUTLOOK

While on the surface U.S. equity markets appear to be getting expensive, falling bond yields have actually made equities more attractive. Our diversified approach to investing, which helps the Portfolio avoid relying on a few stocks or sectors of the market for performance, should benefit from continued buying in the equity markets. As investors conclude that the stocks they have focused on so far this year have become too expensive, they should broaden their purchases to those stocks that appear inexpensive relative to their price appreciation potential.

In international equities, we continue to believe Japanese stocks are attractively valued relative to those in Europe. In fact, the Japanese market began to recover at the end of June, as Japanese investors were encouraged by government actions to lower interest rates, stimulate the economy, and weaken the yen. The Portfolio's international exposure remains slightly overweighted in Japan relative to the MSCI EAFE Index.

At present, no compelling signals exist to overweight or underweight any particular asset class. As a result, the Portfolio's allocations are currently near their normal levels. We will continue to monitor various market indicators to determine whether or not we will adjust this allocation going forward.

As always, we welcome your comments or questions. Please call J.P. Morgan Funds Services toll free at (800) 766-7722.

Sincerely,

/s/ Evelyn E. Guernsey

Evelyn E. Guernsey
J.P. Morgan Funds Services

Fund facts

INVESTMENT OBJECTIVE

The JPM Institutional Diversified Fund seeks to provide a high total return from a diversified portfolio of equity and fixed income securities. It is designed for investors who wish to invest for long-term objectives such as retirement and who seek over time to attain real appreciation in their investments, but with somewhat less price fluctuation than a portfolio consisting solely of equity securities.

-------------------------------------------------------------------------------
NET ASSETS AS OF 6/30/95

$164,854,851
-------------------------------------------------------------------------------
EX-DIVIDEND DATES

9/8/95, 12/22/95
-------------------------------------------------------------------------------
DIVIDEND PAYABLE DATES (WEEK OF)

9/11/95, 12/26/95
-------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (WEEK OF, IF APPLICABLE)

9/11/95, 12/26/95
-------------------------------------------------------------------------------

EXPENSE RATIO

The Fund's current annual expense ratio of 0.65% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services. The Fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping Fund shares, or for wiring dividend or redemption proceeds from the Fund.


FUND HIGHLIGHTS


Two pie charts: the first pie chart depicts normal allocation at June 30, 1995 by sector; the second pie chart depicts the allocation of the Fund's investment securities held at June 30, 1995 by sector. Each pie is broken in pieces representing sectors in the following percentages:


ALL DATA AS OF JUNE 30, 1995

BENCHMARK ALLOCATION

                                      - U.S. LARGE-CAP EQUITIES 52.0%
        [CHART]
                                        FIXED INCOME 35.0%

                                      - INTERNATIONAL EQUITIES 10.0%

                                      - U.S. SMALL-CAP EQUITIES 3.0%



FUND ALLOCATION AT JUNE 30, 1995


                                      - U.S. LARGE-CAP EQUITIES 50.6%
        [CHART]
                                        FIXED INCOME 33.1%

                                      - INTERNATIONAL EQUITIES 9.1%

                                      - U.S. SMALL-CAP EQUITIES 2.8%

                                      - CASH 4.4%


LARGEST COMMON STOCK
HOLDINGS                              % OF PORTFOLIO
----------------------------------------------------
GENERAL ELECTRIC                            1.7
AT&T                                        1.4
PHILIP MORRIS                               1.3
ROYAL DUTCH PETROLEUM                       1.3
IBM                                         1.2
PROCTER & GAMBLE                            1.1
MOBIL                                       0.9
PEPSICO                                     0.9
DISNEY                                      0.8
DUPONT                                      0.8

FUND PERFORMANCE

EXAMINING PERFORMANCE

There are several ways to evaluate a mutual fund's performance. One approach is to look at the growth of a hypothetical investment of $3,000,000 (minimum investment in the Fund. The chart at right shows that $3,000,000 invested at The JPM Institutional Diversified Fund's inception would have increased to $3,518,700 by June 30, 1995.

Another way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows you what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically 1, 5, or 10 years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.

GROWTH OF $3,000,000 SINCE INCEPTION*

SEPTEMBER 10, 1993 - JUNE 30, 1995

Line graph with two axes: the X-axis represents time of operation; the Y-axis represents dollar value. The graph plots four lines: the first line represents the growth of a three million dollar investment in the Fund from September 10, 1993 (inception) to June 30, 1995; the second line represents the growth of a three million dollar investment in a portfolio of securities reflecting the composition of the Morningstar Balanced Fund Average for the same time period; the third line represents the growth of a three million dollar investment in a portfolio of securities reflecting the composition of the S&P 500 index for the same time period; the fourth line represents the growth of a three million dollar investment in a portfolio of securities reflecting the composition of the Salomon Brothers Broad Investment Grade Bond Index ("BIG") for the same time period. The graph points are as follows:


Year            Fund            Morningstar      S&P 500         BIG

Inception       $3,000,000      $3,000,000       $3,000,000      $3,000,000
6/30/94          2,998,200       2,899,500        2,965,500       2,888,400
6/30/95          3,518,700       3,346,200        3,738,600       3,250,800



PERFORMANCE                             TOTAL RETURNS  AVERAGE ANNUAL TOTAL RETURNS
                                        -------------------------------------------
                                        THREE  SIX     ONE   THREE  FIVE     SINCE
AS OF JUNE 30, 1995                     MONTHS MONTHS  YEAR  YEARS  YEARS   9/10/93*
-----------------------------------------------------------------------------------
The JPM Institutional Diversified Fund  7.03%  14.20%  17.36%  --     --     9.55%
S&P 500                                 9.55%  20.21%  26.07%  --     --    13.40%
Salomon Brothers Broad Investment
Grade Bond Index                        6.13%  11.51%  12.55%  --     --     4.69%
Morningstar Balanced Fund Average       7.17%  13.60%  15.57%  --     --     6.44%

*ALTHOUGH THE FUND'S INCEPTION WAS JULY 8, 1993, IT HAD NO PUBLIC SHAREHOLDERS UNTIL SEPTEMBER 10, 1993. AS A RESULT, ALL RETURNS ARE CALCULATED FROM THE MONTH END FOLLOWING THE FUND'S COMMENCEMENT OF INVESTMENT OPERATIONS IN SEPTEMBER. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. FUND RETURNS ARE NET OF FEES AND ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND REFLECT REIMBURSEMENT OF CERTAIN FUND AND PORTFOLIO EXPENSES AS DESCRIBED IN THE PROSPECTUS. MORNINGSTAR, INC. IS A LEADING RESOURCE FOR MUTUAL FUND DATA. ALTHOUGH GATHERED FROM RELIABLE SOURCES, DATA ACCURACY AND COMPLETENESS CANNOT BE GUARANTEED.

SIGNATURE BROKER-DEALER SERVICES, INC. IS THE DISTRIBUTOR OF THE JPM INSTITUTIONAL DIVERSIFIED FUND (THE "FUND"). MORGAN GUARANTY TRUST COMPANY OF NEW YORK ("MORGAN") SERVES AS PORTFOLIO INVESTMENT ADVISOR AND MAKES THE FUND AVAILABLE SOLELY IN ITS CAPACITY AS SHAREHOLDER SERVICING AGENT FOR CUSTOMERS. INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, MORGAN OR ANY OTHER BANK. SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND CAN FLUCTUATE, SO AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The performance data quoted herein represent past performance. Please remember that past performance is not a guarantee of future performance. Fund returns are net of fees. All returns assume the reinvestment of Fund distributions and reflect the reimbursement of certain Fund and Portfolio expenses as described in the Prospectus. Had expenses not been subsidized, returns would have been lower. The Fund invests all of its investable assets in The Diversified Portfolio (the "Portfolio"), a separately registered investment company which is not available to the public but only to other collective investment vehicles such as the Fund. The Portfolio may invest in foreign securities which are subject to special risks; prospective investors should refer to the Fund's Prospectus for a discussion of these risks.

MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING MANAGEMENT FEES AND OTHER EXPENSES, IS PROVIDED IN THE PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING. YOU MAY OBTAIN AN ADDITIONAL COPY OF THE PROSPECTUS BY CALLING (800) 766-7722.

THE JPM INSTITUTIONAL DIVERSIFIED FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1995
--------------------------------------------------------------------------------

ASSETS
Investment in The Diversified Portfolio ("Portfolio"), at value    $164,669,691
Receivable for Shares of Beneficial Interest Sold                       158,160
Receivable for Expense Reimbursement                                     49,431
Deferred Organization Expenses                                           31,181
Prepaid Expenses                                                            179
                                                                   ------------
    Total Assets                                                    164,908,642
                                                                   ------------

LIABILITIES
Administration Fee Payable                                                3,550
Shareholder Servicing Fee Payable                                         2,889
Payable for Shares of Beneficial Interest Redeemed                        2,546
Fund Services Fee Payable                                                   932
Accrued Expenses                                                         43,874
                                                                   ------------
    Total Liabilities                                                    53,791
                                                                   ------------

NET ASSETS
Applicable to 14,642,108 Shares of Beneficial Interest
 Outstanding
 (unlimited authorized shares, par value $0.001)                   $164,854,851
                                                                   ------------
                                                                   ------------
Net Asset Value, Offering and Redemption Price Per Share                 $11.26
                                                                   ------------
                                                                   ------------

ANALYSIS OF NET ASSETS
Paid-in Capital                                                    $148,338,007
Undistributed Net Investment Income                                   2,371,590
Accumulated Net Realized Gain on Investment, Foreign Currency
 Transactions and Futures                                             3,060,219
Net Unrealized Appreciation of Investment, Foreign Currency
 Translations and Futures                                            11,085,035
                                                                   ------------
    Net Assets                                                     $164,854,851
                                                                   ------------
                                                                   ------------

The Accompanying Notes are an Integral Part of the Financial Statements

THE JPM INSTITUTIONAL DIVERSIFIED FUND
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED JUNE 30, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
Allocated Interest Income (Net of Foreign Withholding Tax of
 $526)                                                                         $ 2,963,403
Allocated Dividend Income (Net of Foreign Withholding Tax of
 $42,781)                                                                        1,653,885
Allocated Portfolio Expenses (Net of Reimbursement of $338,126)                   (688,983)
                                                                               -----------
Net Investment Income Allocated from Portfolio                                   3,928,305

FUND EXPENSES
Shareholder Servicing Fee                                          $  53,030
Registration Fees                                                     46,615
Printing                                                              38,395
Administration Fee                                                    28,135
Transfer Agent Fees                                                   14,677
Professional Fees                                                     11,295
Fund Services Fee                                                     10,267
Amortization of Organization Expense                                   7,485
Trustees' Fees and Expenses                                            2,653
Miscellaneous                                                          8,055
                                                                   ---------
    Total Fund Expenses                                              220,607
Less: Reimbursement of Expenses                                     (220,219)
                                                                   ---------

NET FUND EXPENSES                                                                      388
                                                                               -----------
NET INVESTMENT INCOME                                                            3,927,917

NET REALIZED GAIN ON INVESTMENT, FOREIGN CURRENCY
TRANSACTIONS AND FUTURES ALLOCATED FROM PORTFOLIO                                2,813,143

NET CHANGE IN UNREALIZED DEPRECIATION OF INVESTMENT, FOREIGN
 CURRENCY TRANSLATIONS AND FUTURES ALLOCATED FROM PORTFOLIO                     13,138,541
                                                                               -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                           $19,879,601
                                                                               -----------
                                                                               -----------

The Accompanying Notes are an Integral Part of the Financial Statements

THE JPM INSTITUTIONAL DIVERSIFIED FUND
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                      FOR THE
                                                                                      PERIOD
                                                                                   JULY 8, 1993
                                                                                   (COMMENCEMENT
                                                                      FOR THE           OF
                                                                      FISCAL        OPERATIONS)
                                                                    YEAR ENDED          TO
                                                                   JUNE 30, 1995   JUNE 30, 1994
                                                                   -------------   -------------
INCREASE IN NET ASSETS

FROM OPERATIONS
Net Investment Income                                              $   3,927,917   $    980,555
Net Realized Gain on Investment, Foreign Currency Transactions
 and Futures Allocated from Portfolio                                  2,813,143        294,012
Net Change in Unrealized Depreciation of Investment, Foreign
 Currency Translations and Futures Allocated from Portfolio           13,138,541     (2,053,506)
                                                                   -------------   -------------
Net Increase (Decrease) in Net Assets Resulting from Operations       19,879,601       (778,939)
                                                                   -------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                                 (2,047,598)      (194,728)
Net Realized Gain on Investments, Foreign Currency Transactions
 and Futures                                                            (384,123)       --
                                                                   -------------   -------------
Total Distributions to Shareholders                                   (2,431,721)      (194,728)
                                                                   -------------   -------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold                      96,838,077     70,255,554
Reinvestment of Dividends and Distributions                            2,428,586        194,277
Cost of Shares of Beneficial Interest Redeemed                       (11,081,923)   (10,353,933)
                                                                   -------------   -------------
Net Increase from Transactions in Shares of Beneficial Interest       88,184,740     60,095,898
                                                                   -------------   -------------
Total Increase in Net Assets                                         105,632,620     59,122,231

NET ASSETS
Beginning of Period                                                   59,222,231        100,000
                                                                   -------------   -------------
End of Period (including undistributed net investment income of
 $2,371,590 and $765,989 respectively)                             $ 164,854,851    $59,222,231
                                                                   -------------   -------------
                                                                   -------------   -------------

The Accompanying Notes are an Integral Part of the Financial Statements

THE JPM INSTITUTIONAL DIVERSIFIED FUND
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Selected Data for a share outstanding throughout each period are as follows:

                                                                                 FOR THE PERIOD
                                                                     FOR THE      JULY 8, 1993
                                                                     FISCAL       (COMMENCEMENT
                                                                   YEAR ENDED          OF
                                                                    JUNE 30,     OPERATIONS) TO
                                                                      1995        JUNE 30, 1994
                                                                   -----------   ---------------

NET ASSET VALUE, BEGINNING OF PERIOD                               $     9.90    $    10.00
                                                                   -----------      -------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                                    0.31          0.18
Net Realized and Unrealized Gain (Loss) on Investment, Foreign
 Currency and Futures Allocated from Portfolio                           1.37         (0.23)
                                                                   -----------      -------
Total from Investment Operations                                         1.68         (0.05)
                                                                   -----------      -------

DISTRIBUTIONS TO SHAREHOLDERS FROM
From Net Investment Income                                              (0.26)        (0.05)
From Net Realized Gain on Investment, Foreign Currency and
 Futures Allocated from Portfolio                                       (0.06)           --
                                                                   -----------      -------
Total Distributions to Shareholders                                     (0.32)        (0.05)
                                                                   -----------      -------
NET ASSET VALUE, END OF PERIOD                                     $    11.26    $     9.90
                                                                   -----------      -------
                                                                   -----------      -------
Total Return                                                            17.36%        (0.56)%*
                                                                   -----------      -------
                                                                   -----------      -------

RATIOS AND SUPPLEMENTAL DATA
Net Assets at end of Period (in thousands)                         $  164,855    $   59,222
Ratios to Average Net Assets
    Expenses                                                             0.65%         0.65%(a)
    Net Investment Income                                                3.70%         2.92%(a)
    Decrease reflected in Expense Ratio due to Expense
     Reimbursement                                                       0.53%         0.97%(a)

-------------------
 *   Not Annualized
(a)  Annualized

The Accompanying Notes are an Integral Part of the Financial Statements

THE JPM INSTITUTIONAL DIVERSIFIED FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1995
--------------------------------------------------------------------------------

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The JPM Institutional Diversified Fund (the "Fund") is a separate series of The JPM Institutional Funds, a Massachusetts business trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund commenced operations on July 8, 1993.

The Fund invests all of its investable assets in The Diversified Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objectives as the Fund. The value of such investment reflects the Fund's proportionate interest in the net assets of the Portfolio (88% at June 30, 1995). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the schedule of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of the significant accounting policies of the Fund:

    a)Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

    b)The Fund records its share of net investment income, realized and unrealized gain and loss and adjusts its investment in the Portfolio each day. All the net investment income and realized and unrealized gain and loss of the Portfolio is allocated pro rata among the Fund and other investors in the Portfolio at the time of such determination.

    c)Substantially all the Fund's net investment income is declared as dividends and paid semi-annually. Distributions to shareholders of net realized capital gain, if any, are declared and paid annually.

    d)Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary. As of June 30, 1995 the Fund incurred and elected to defer post-October currency losses of approximately $244,000 until the next taxable year. To the extent that this currency loss is used to offset future income it is probable that the income so offset will not be distributed to shareholders.

    e)The Fund incurred organization expenses in the amount of $48,095. These costs were deferred and are being amortized by the Fund on a straight-line basis over a five-year period from the commencement of operations.

    f)Expenses incurred by the Trust with respect to any two or more funds in the Trust are allocated in proportion to the net assets of each fund in the Trust, except where allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

    g)The Fund has adopted Statement of Position 93-2 Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies.

THE JPM INSTITUTIONAL DIVERSIFIED FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 1995
--------------------------------------------------------------------------------
      Accordingly, permanent book and tax basis differences relating to shareholder distributions are reclassified to paid-in capital. For the fiscal year ended June 30, 1995, the Fund increased accumulated net realized gain on investment, foreign currency transactions and futures by $275,599, decreased undistributed net investment income by $274,718, and decreased paid-in capital by $881. The adjustments are primarily attributable to foreign currency losses. Net investment income, net realized gains and net assets were not affected by this change.

2.  TRANSACTIONS WITH AFFILIATES

    a)The Trust retains Signature Broker-Dealer Services, Inc. ("Signature") to serve as Administrator and Distributor. Signature provides administrative services necessary for the operations of the Fund, furnishes office space and facilities required for conducting the business of the Fund and pays the compensation of the Fund's officers affiliated with Signature. The agreement provides for a fee to be paid to Signature at an annual rate determined by the following schedule: 0.04% of the first $1 billion of the aggregate average daily net assets of the Trust, as well as two other affiliated fund families for which Signature acts as administrator, 0.032% of the next $2 billion of such net assets, 0.024% of the next $2 billion of such net assets, and 0.016% of such net assets in excess of $5 billion. The daily equivalent of the fee rate is applied daily to the net assets of the Fund. For the year ended June 30, 1995, Signature's fee for these services amounted to $28,135.

    b)The Trust, on behalf of the Fund, has a Financial and Fund Accounting Services Agreement ("Services Agreement") with Morgan Guaranty Trust Company of New York ("Morgan") under which Morgan receives a fee, based on the percentages described below, for overseeing certain aspects of the administration and operation of the Fund. The Services Agreement is also designed to provide an expense limit for certain expenses of the Fund. If total expenses of the Fund, excluding the shareholder servicing fee, the fund services fee and amortization of organization expenses, exceed the expense limit of 0.05% of the Fund's average daily net assets, Morgan will reimburse the Fund for the excess expense amount and receive no fee. Should such expenses be less than the expense limit, Morgan's fee would be limited to the difference between such expenses and the fee calculated under the Services Agreement. For the fiscal year ended June 30, 1995, Morgan has agreed to reimburse the fund $96,795 for excess expenses. Effective September 1, 1995, the Services Agreement will be terminated. The oversight services that were provided under the Services Agreement will continue to be provided by Morgan without any fee to the Fund until such time as a new agreement is put into place. In addition to the expenses that Morgan assumes under the Services Agreement, Morgan has agreed to reimburse the Fund to the extent necessary to maintain the total operating expenses of the Fund, including the expenses allocated to the Fund from the Portfolio, at no more than 0.65% of the average daily net assets of the Fund through December 31, 1995. For the fiscal year ended June 30, 1995, Morgan has agreed to reimburse the Fund $123,424 for expenses which exceeded this limit.

    c)The Trust, on behalf of the Fund, has a Shareholder Servicing Agreement with Morgan. The Agreement provides for the Fund to pay Morgan a fee for these services which is computed daily and may be paid monthly at an annual rate of 0.05% of the average daily net assets of the Fund. For the fiscal year ended June 30, 1995, the fee for these services amounted to $53,030.

THE JPM INSTITUTIONAL DIVERSIFIED FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 1995
--------------------------------------------------------------------------------

    d)The Trust, on behalf of the Fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the Trustees in exercising their overall supervisory responsibilities for the Trust's affairs. The Trustees of the Trust represent all the existing shareholders of Group. The Fund's allocated portion of Group's costs in performing its services amounted to $10,267 for the fiscal year ended June 30, 1995.

    e)An aggregate annual fee of $65,000 is paid to each Trustee for serving as a Trustee of the Pierpont Funds, The JPM Institutional Funds, their corresponding Portfolios and The Series Portfolio. The Trustees' Fees and Expenses shown in the financial statements represents the Fund's allocated portion of the total fees and expenses. Prior to April 1, 1995, the aggregate annual Trustee Fee was $55,000. The Trustee who serves as Chairman and Chief Executive Officer of these Funds and Portfolios also serves as Chairman of Group and received compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $1,200.

3.  TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the Fund were as follows:

                                                                   FOR THE PERIOD
                                                                    JULY 8, 1993
                                                                   (COMMENCEMENT
                                                  FOR THE FISCAL         OF
                                                    YEAR ENDED     OPERATIONS) TO
                                                  JUNE 30, 1995    JUNE 30, 1994
                                                  --------------   --------------
Shares sold                                           9,493,081        6,989,005
Reinvestment of dividends and distributions             243,338           19,216
Shares redeemed                                      (1,078,435)      (1,034,097)
                                                  --------------   --------------
Net increase                                          8,657,984        5,974,124
                                                  --------------   --------------
                                                  --------------   --------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
The JPM Institutional Diversified Fund

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The JPM Institutional Diversified Fund (one of the series constituting part of The JPM Institutional Funds, hereafter referred to as the "Fund") at June 30, 1995, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period July 8, 1993 (commencement of operations) through June 30, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
New York, New York
August 28, 1995

The Diversified Portfolio

Annual Report June 30, 1995
(The following pages should be read in conjunction with The JPM Institutional Diversified Fund
Annual Financial Statements)

THE DIVERSIFIED PORTFOLIO
SCHEDULE OF INVESTMENTS
JUNE 30, 1995
--------------------------------------------------------------------------------

                                     SHARES       VALUE
                                   ----------  -----------
EQUITIES (63.5%)

COMMON STOCKS (63.4%)
FOREIGN EQUITIES (9.2%)
AUSTRALIA (0.3%)
 Broken Hill Proprietary Co. Ltd.
  (Petroleum Services)...........       7,920  $    97,493
 CSR Ltd. (Conglomerates)........      12,000       37,527
 National Australia Bank Ltd.
  (Banks)........................       6,850       54,138
 News Corporation Bank Ltd.
  (Broadcasting).................      13,700       76,533
 Rothmans Holdings Ltd. (Food &
  Beverages).....................       7,200       24,819
 Southcorp Holdings Ltd. (Food &
  Beverages).....................      28,500       56,919
 TNT Ltd. (Trucking & Freight
  Forwarding) (a)................      17,000       22,353
 Western Mining Corp. Holdings
  Ltd. (Non-Ferrous Metals)......      12,000       66,098
                                               -----------
                                                   435,880
                                               -----------
AUSTRIA (0.0%)*
 Creditanstalt Bankverein
  (Banks)........................         200       11,786
 Oester Elektrizita (Electric
  Utilities).....................         300       21,992
 VA Technologie AG (Industrial
  Machinery).....................         200       25,031
                                               -----------
                                                    58,809
                                               -----------
BELGIUM (0.1%)
 Arbed SA NPV (Steel) (a)........         200       29,178
 Banque Bruxelles Lambert NPV
  (Banks)........................         200       33,362
 Generale De Banque SA (Banks)...          60       19,279
 Groupe Bruxelles Lambert NPV
  (Conglomerates)................         350       47,924
 Tractebel Capital NPV
  (Conglomerates)................         200       72,594
                                               -----------
                                                   202,337
                                               -----------
DENMARK (0.1%)
 Carlsberg B (Food &
  Beverages).....................         200        9,333
 Danisco AS (Food & Beverages)...       1,200       51,328
 Den Danske Bank (Banks).........         410       25,736
 International Service System
  (Conglomerates)................         830       21,670
                                     SHARES       VALUE
                                   ----------  -----------
DENMARK (0.1%) (CONTINUED)
 Novo Nordisk AS, Series B (Drugs
  & Health Care).................         240  $    25,598
 Sophus Berendsen, Class B
  (Conglomerates)................         455       42,884
 Teledanmark AS (Telephone)......         630       35,055
                                               -----------
                                                   211,604
                                               -----------
FRANCE (0.9%)
 Air Liquide (Chemicals).........         425       67,894
 AXA (Insurance).................       1,023       55,248
 Bouygues (Homebuilders).........         300       35,929
 Carrefour Supermarkets (Retail
  Trade).........................         120       61,468
 Christian Dior SA (Apparel &
  Textiles)......................       1,130       99,507
 Compagnie Financiere de Cic
  Union Europ Certe De Invest
  (Banks)........................         670       43,090
 Compagnie Financiere de Paribas,
  Class A (Banks)................         995       59,807
 Compagnie Financiere de St.
  Gobain (Containers & Glass)....         501       60,517
 Credit Local de France
  (Banks)........................         550       51,017
 Eaux Cie Generale (Business
  Services)......................         780       86,822
 Eridania Beghin - Say (Food &
  Beverages).....................         150       23,128
 Groupe Danone (Food &
  Beverages).....................         435       73,168
 Lafarge SA (Construction
  Materials).....................         450       34,989
 LaGardere Groupe (Leisure &
  Tourism).......................       3,240       67,120
 Lyonnaise des Eaux
  (Conglomerates)................         370       34,992
 Peugeot SA (Automobiles)........         415       57,571
 Promodes (Retail Trade).........         420       95,665
 Rhone Poulenc SA, Class A
  (Chemicals)....................       1,650       37,175
 Roussel Uclaf (Drugs & Health
  Care)..........................         220       34,329
 SGS Thomson (Electronics) (a)...       1,200       48,235
 Sanofi (Drugs & Health Care)....         900       49,811
 Schneider SA (Industrial
  Machinery).....................         550       43,501
 SEITA (Tobacco).................       1,800       54,097
 Societe Generale (Banks)........         950      111,031
 Societe Nationale Elf Aquitaine
  (Gas Exploration)..............         874       64,587

The Accompanying Notes are an Integral Part of the Financial Statements

THE DIVERSIFIED PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 1995
--------------------------------------------------------------------------------

                                     SHARES       VALUE
                                   ----------  -----------
FRANCE (0.9%) (CONTINUED)
 Sommer-Allibert (Construction
  Materials).....................          90  $    33,115
 Synthelabo (Drugs & Health
  Care)..........................         990       56,180
 Thomson CSF (Aerospace).........       1,200       26,888
 Total B (Petroleum Services)....       2,290      137,834
 Television Francaise
  (Broadcasting).................         230       22,638
 Ugine SA (Iron & Steel).........         500       35,145
                                               -----------
                                                 1,762,498
                                               -----------
GERMANY (0.4%)
 Allianz AG Holdings
  (Insurance)....................          20       35,693
 Ava Allgemeine Handels Der Verbr
  (Retail Grocery)...............         100       39,048
 Bayer AG (Chemicals)............         160       39,800
 Bilfinger & Berger Bau AG
  (Homebuilders).................          80       36,937
 Daimler-Benz AG (Automobiles)...          60       27,551
 Deutsche Bank AG (Banks)........       2,300      111,765
 Deutsche Pfandbrief Und
  Hypotheken Bank (Banks)........          51       25,926
 Deutsche Pfandbrief Und
  Hypotheken Bank RFD
  (Miscellaneous)................          10        5,018
 Hoechst AG (Chemicals)..........         130       28,089
 Man AG (Industrial Machinery)...         190       48,980
 Munchener Ruckversicherungs AG
  (Insurance)....................          46      100,789
 S.A.P. (Business Services)......          50       66,346
 Schering AG (Drugs & Health
  Care)..........................         400       27,941
 Siemens AG (Electrical
  Equipment).....................         115       57,088
 SKW Trostberg (Miscellaneous)
  (a)............................         450        9,437
 Thyssen AG (Steel) (a)..........         155       28,862
 Veba AG (Electric Utilities)....         190       74,673
 Volkswagen AG (Automobiles).....         225       64,999
                                               -----------
                                                   828,942
                                               -----------
HONG KONG (0.3%)
 Hong Kong Electric Holdings Ltd.
  (Electric Utilities)...........      22,500       76,475
 Hong Kong Telecom
  (Telecommunications)...........      49,200       97,284
 HSBC Holdings PLC (Banks).......       7,200       92,352
 Sun Hung Kai Properties Ltd.
  (Real Estate)..................      23,000      170,171
 Swire Pacific Ltd.
  (Conglomerates)................      10,000       76,249
                                     SHARES       VALUE
                                   ----------  -----------
HONG KONG (0.3%) (CONTINUED)
 Television Broadcasts Ltd.
  (Broadcasting).................      19,000  $    66,789
                                               -----------
                                                   579,320
                                               -----------
JAPAN (4.4%)
 Achilles Corp. (Construction
  Materials).....................      10,000       36,694
 Chugai Pharmaceutical Co. (Drugs
  & Health Care).................      12,000      121,480
 Chuo Trust & Banking Co.
  (Banks)........................       5,000       56,634
 Clarion Co. (Electronics) (a)...       5,000       19,173
 Cosmo Oil Co. Ltd. (Mining, Oil
  & Coal)........................      20,000      113,032
 Dai-Ichi Kangyo Bank (Banks)....      10,000      180,520
 Daido Hoxan Corp. (Chemicals)...      10,000       62,179
 Daiei Inc. (Retail Trade).......      10,000      121,527
 Daiichi Pharmaceutical Co.
  (Drugs & Health Care)..........      15,000      219,456
 Daikin Industries (Industrial
  Machinery).....................      10,000       80,467
 Daishi Bank (Banks).............      15,000      103,888
 Daiso Co. (Chemicals)...........      13,000       52,611
 Daito Trust Construction Co.
  Ltd. (Construction & Mining
  Equipment).....................       9,000       84,951
 Daiwa Bank (Banks)..............      20,000      180,520
 Daiwa Securities Co. Ltd.
  (Financial Services)...........       8,000       84,384
 East Japan Railway Co.
  (Railroads & Equipment)........          30      153,973
 Fuji Denki Reiki (Retail
  Trade).........................       2,000       21,733
 Fuji Electric Co. Ltd.
  (Electrical Equipment).........      15,000       75,571
 Fukui Bank (Banks)..............      15,000       80,526
 Gakken Co. Ltd. (Broadcasting)
  (a)............................      10,000       61,471
 Hitachi Ltd. (Electrical
  Equipment).....................      15,000      149,549
 Hokkaido Can Co. Ltd. (Non-
  Ferrous Metals)................       6,000       47,219
 Hokkaido Takushoku Bank
  (Banks)........................      28,000       76,644
 Honda Motor Co. Ltd.
  (Automobiles)..................       7,000      107,368
 Industrial Bank Of Japan Ltd.
  (Banks)........................       5,000      130,376
 Ishikawajima-Harima Heavy
  Industries (Industrial
  Machinery).....................      40,000      157,158
 Ishizuka Glass Co. Ltd.
  (Glass)........................      15,000       77,518

The Accompanying Notes are an Integral Part of the Financial Statements

THE DIVERSIFIED PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 1995
--------------------------------------------------------------------------------

                                     SHARES       VALUE
                                   ----------  -----------
JAPAN (4.4%) (CONTINUED)
 Itoki Crebio Corp.
  (Miscellaneous)................       4,000  $    29,733
 Japan Airport Terminals (Media &
  Leisure).......................       3,000       35,396
 Japan Tobacco (Food &
  Beverages).....................           8       71,547
 Kagawa Bank (Banks).............       3,000       34,334
 Kanematsu Corp.
  (Conglomerates)................      20,000       75,512
 Kurabo Industries (Textiles)....      15,000       54,156
 Kyushu Bank (Banks).............      10,000       46,487
 Matsushita Electrical Industrial
  Co. Ltd. (Electronics).........      15,000      233,614
 Mitsubishi Chemical Corp.
  (Chemicals)....................      20,000       85,659
 Mitsubishi Electric Corp. Ltd.
  (Electrical Equipment).........      17,000      119,545
 Mitsubishi Materials Corp. (Non-
  Ferrous Metals)................      20,000       89,670
 Mitsubishi Motors Corp.
  (Automobiles)..................      12,000       98,968
 Mitsubishi Pencil Co. Ltd.
  (Paper)........................       5,000       41,414
 Mitsui Toatsu Chemicals Inc.
  (Chemicals)....................      20,000       73,624
 Mitsui Trust & Banking Co. Ltd.
  (Banks)........................      15,000      138,045
 Mitsukoshi Ltd. (Retail
  Trade).........................      30,000      214,501
 Nagasakiya Co. (Retail) (a).....      10,000       44,953
 NEC Corp. (Electrical
  Equipment).....................      10,000      109,610
 Nichias Corp. (Rubber, Cement &
  Ceramics)......................      15,000       66,014
 Nichiei Co. (Construction
  Materials).....................      15,000       60,173
 Nichii Co. (Retail Trade).......      10,000      108,666
 Nippon Credit Bank (Banks)......      15,000       74,332
 Nippon Koshuha Steel Co. (Iron &
  Steel) (a).....................      15,000       38,405
 Nippon Paper Industries
  (Paper)........................       8,000       51,914
 Nippon Road Co. (General
  Construction)..................      10,000       99,109
 Nippon Suisan Kaisha (Food &
  Beverages) (a).................      15,000       70,969
 Nishi Nippon Railroad Co.
  (Railroads & Equipment)........      20,000       91,558
 Nissin Electric Co. Ltd.
  (Electrical Equipment).........      16,000      105,717
 Nomura Securities Co. Ltd.
  (Investment Companies).........      10,000      174,621
 NSK Ltd (Industrial
  Machinery).....................      17,000       98,083
                                     SHARES       VALUE
                                   ----------  -----------
JAPAN (4.4%) (CONTINUED)
 Osaka Gas Co. Ltd. (Gas &
  Pipeline Utilities)............      20,000  $    73,860
 Ricoh Corp. Ltd. (Computers &
  Business Equipment)............       7,000       60,126
 Ryosan Co. Ltd. (Electrical
  Equipment).....................       2,000       47,195
 Sagami Co. Ltd. (Retail
  Trade).........................      10,000       73,152
 Sakura Bank Ltd. (Banks)........      16,000      167,070
 San-In Godo Bank (Banks)........       8,000       77,494
 Sanden Corp. (Electrical
  Equipment).....................      20,000       97,221
 Sankyu Inc. (Trucking &
  Warehousing)...................      15,000       56,103
 Sanshin Electronics Co. Ltd.
  (Electrical Equipment).........       6,000       76,456
 Shibusawa Warehouse Co.
  (Miscellaneous)................      10,000       53,684
 Shikoku Chemical Corp.
  (Chemicals)....................      12,000       57,483
 Shin Nippon Air Technologies Co.
  (Air Travel)...................       3,000       39,290
 Shinmaywa Industries Ltd.
  (Automobiles)..................       5,000       41,944
 Shinobu Foods Products Co.
  (Miscellaneous)................       6,000       56,988
 Snow Brand Milk Products Co.
  Ltd. (Food & Beverages)........       5,000       39,231
 Sony Corp. (Electronics)........       2,000       96,042
 Sumitomo Bank Ltd. (Banks)......       5,000       86,721
 Sumitomo Forestry Co. (Home
  Construction)..................       6,000       99,817
 Sumitomo Metal Industries
  (Steel) (a)....................      70,000      182,525
 Tachi-S (Miscellaneous).........       6,000       59,820
 Takashimaya Co. Ltd. (Retail
  Trade).........................       6,000       80,703
 Tobu Railway Co. Ltd. (Railroads
  & Equipment)...................      10,000       62,415
 Toenec Corp. (Electrical
  Equipment).....................       5,000       46,074
 Toho Gas Co. Ltd. (Electric
  Utilities).....................       5,000       17,816
 Tohoku Electric Power Co. Inc.
  (Electric Utilities)...........      10,000      277,269
 Tokio Marine & Fire Insurance
  Co. Ltd. (Insurance)...........      15,000      172,024
 Toshiba Corp. (Industrial
  Machinery).....................       8,000       50,687

The Accompanying Notes are an Integral Part of the Financial Statements

THE DIVERSIFIED PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 1995
--------------------------------------------------------------------------------

                                     SHARES       VALUE
                                   ----------  -----------
JAPAN (4.4%) (CONTINUED)
 Toshiba Engineering &
  Construction Co. (Electrical
  Equipment).....................      10,000  $    82,001
 Toshiba Tungaloy Co. (Machinery)
  (a)............................      10,000       40,352
 Toyo Construction Co.
  (Construction Materials).......      15,000       78,403
 Toyota Motor Corp.
  (Automobiles)..................      10,000      198,218
 Uni-Charm Corp. (Household
  Products)......................       3,000       58,758
 Yamaha Corp. (Toys, Amusements,
  Sporting Goods)................       5,000       54,569
 Yasuda Trust & Banking Co. Ltd.
  (Banks)........................      25,000      163,707
 Zexel Corp. (Railroads &
  Equipment).....................      15,000      101,233
                                               -----------
                                                 8,319,402
                                               -----------
MALAYSIA (0.1%)
 Public Bank Berhad (Banks)......      34,000       76,005
 Sime Darby Berhad
  (Conglomerates)................       9,000       25,103
 Tan Chong Motor Holdings Berhad
  (Industrial Machinery).........      36,000       41,050
 Tanjong Public Co. (Leisure &
  Tourism).......................      17,000       58,572
                                               -----------
                                                   200,730
                                               -----------
NETHERLANDS (0.1%)
 DSM NV (Chemicals)..............         250       21,539
 Elsevier NV (Publishing)........       3,200       37,793
 Internationale Groep Nederlanden
  (Insurance)....................         500       27,654
 Philips Electronics (Household
  Appliances Furnishings)........         700       29,635
 Royal Dutch Petroleum (Petroleum
  Services)......................         700       85,473
 Unilever NV (Food)..............         300       39,032
                                               -----------
                                                   241,126
                                               -----------
NEW ZEALAND (0.1%)
 Independent Newspapers
  (Broadcasting).................      12,000       37,305
 Lion Nathan Ltd. (Food &
  Beverages).....................      20,000       39,577
                                               -----------
                                                    76,882
                                               -----------
                                     SHARES       VALUE
                                   ----------  -----------
NORWAY (0.2%)
 Aker As, Series B
  (Conglomerates)................       2,500  $    31,445
 Hafslund Nycomed, Series B
  (Drugs & Health Care)..........       2,500       57,819
 Kvaerner AS, Series B (Capital
  Goods).........................       1,300       56,967
 Norsk Hydro AS (Petroleum
  Services)......................       4,000      167,816
 Orkla AS, A Free
  (Conglomerates)................         900       38,124
 Orkla AS, B Free
  (Conglomerates)................         300       13,438
                                               -----------
                                                   365,609
                                               -----------
SINGAPORE (0.2%)
 DBS Land Ltd. (Real Estate).....      12,000       37,610
 Development Bank of Singapore
  (Banks)........................       4,000       45,510
 Sembawang Corporation Limited
  (Industrial Machinery).........       5,000       30,411
 Sime Darby Berhad
  (Conglomerates)................      45,000      124,938
 Singapore Airlines Ltd. (Air
  Travel)........................       3,000       27,693
 Singapore Telecommunications
  (Telephone)....................      22,000       43,606
 Tanjong Public Ltd.
  (Miscellaneous)................       5,000       17,227
                                               -----------
                                                   326,995
                                               -----------
SPAIN (0.1%)
 BCO Intercont Espa (Banks)......         500       44,995
 Fuerzas Electr De Cataluna SA
  (Electric Utilities)...........       9,500       55,216
                                               -----------
                                                   100,211
                                               -----------
SWITZERLAND (0.4%)
 Baer Holdings AG (Banks)........          15       17,586
 BBC AG Brown Boveri & Cei
  (Electrical Equipment).........         302       60,584
 Ciba Geigy AG (Healthcare)......         110       80,625
 CS Holding (Banks)..............         600       54,972
 Holderbank FN Glarus (Financial
  Services)......................          40       32,827
 Nestle SA (Food & Beverages)....          90       93,713
 Roche Holdings Genusschcine AG
  (Drugs & Health Care)..........          16      103,099
 Sandoz AG (Drugs & Health
  Care)..........................         170      117,221
 Schweizerische Bankgesellschaft
  (Banks)........................          40       41,442
 Schweizerische Bankverein
  (Banks)........................         140       49,604

The Accompanying Notes are an Integral Part of the Financial Statements

THE DIVERSIFIED PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 1995
--------------------------------------------------------------------------------

                                     SHARES       VALUE
                                   ----------  -----------
SWITZERLAND (0.4%) (CONTINUED)
 Schweizerische
  Ruchversicherungs-Gesell
  (Insurance)....................          50  $    38,515
 Zurich Versicherungs
  (Insurance)....................          40       50,265
                                               -----------
                                                   740,453
                                               -----------
UNITED KINGDOM (1.5%)
 Abbey National PLC (Banks)......       8,000       59,552
 Allied Colloids Group PLC
  (Chemicals)....................      15,500       30,448
 Argos (Retail Trade)............       7,000       48,099
 Argyll Group PLC (Retail
  Trade).........................       9,000       48,028
 BAT Industries PLC (Tobacco)....       8,000       61,333
 BICC (Capital Goods)............       4,000       18,896
 BOC Group PLC (Chemicals).......       2,100       26,822
 British Gas PLC (Gas & Pipeline
  Utilities).....................      11,000       50,652
 British Petroleum Co. Ltd.
  (International Oil)............       8,534       61,151
 British Telecommunications PLC
  (Telecommunications)...........      23,000      143,407
 BTR (Conglomerates).............      13,500       68,606
 Cable & Wireless PLC
  (Telecommunication Services)...       8,000       54,716
 Dixon Group PLC (Retail
  Trade).........................      11,600       47,234
 Forte PLC (Leisure Time)........      12,000       43,423
 General Electric Co. PLC
  (Electrical Equipment).........       7,000       34,182
 Glaxo Holdings PLC (Drugs &
  Health Care)...................      11,658      143,057
 Glynwed International PLC
  (Materials)....................       6,700       34,688
 Granada Group PLC (Leisure
  Time)..........................       5,500       53,364
 Grand Metropolitan PLC (Food &
  Beverages).....................      10,000       61,317
 Guardian Royal Exchange PLC
  (Insurance)....................      20,200       66,348
 Guinness PLC (Food &
  Beverages).....................       6,500       48,902
 Hanson Trust PLC
  (Conglomerates)................      14,000       48,879
 Hillsdown Holdings PLC (Food)...      16,000       46,063
 HSBC Holdings (Banks)...........       5,150       66,474
 Inchcape PLC (Transport &
  Services)......................       2,000        9,416
 Kingfisher (Retail Trade).......       6,000       40,512
 Lloyds Bank PLC (Banks).........       6,500       64,462
                                     SHARES       VALUE
                                   ----------  -----------
UNITED KINGDOM (1.5%) (CONTINUED)
 Marks & Spencer PLC (Retail
  Trade).........................       2,500  $    16,065
 MEPC (Real Estate)..............       7,500       45,630
 Pearson PLC (Media & Leisure)...       3,500       33,124
 Peninsular & Oriental Steam
  Navigation Co. (Trucking &
  Freight Forwarding)............       6,000       55,209
 Racal Electronics PLC
  (Electronics)..................       8,500       34,679
 Reckitt & Colman PLC (Health &
  Personal Care).................       4,400       46,541
 Redland PLC (Construction
  Materials).....................       5,500       35,998
 Reuters Holdings PLC
  (Publishing)...................       7,500       62,450
 Rexam PLC (Paper)...............       3,300       25,326
 Rolls-Royce PLC (Capital
  Goods).........................      15,000       41,634
 Royal Bank of Scotland PLC
  (Banks)........................       9,000       61,198
 RTZ Corp. PLC (Non-Ferrous
  Metals)........................       3,200       41,712
 Scottish & Newcastle PLC (Food &
  Beverages).....................       6,000       52,775
 Scottish Hydro Electric PLC
  (Electric Utilities)...........       8,500       43,129
 Sears Holdings (Retail Trade)...      30,000       47,479
 Shell Transport & Trading Co.
  (International Oil)............       7,500       89,649
 Smithkline Beecham (Drugs &
  Health Care)...................       7,000       63,353
 Standard Chartered Bank
  (Banks)........................      10,000       53,126
 Tarmac PLC (Building)...........      24,000       42,946
 Tesco PLC (Retail)..............      10,500       48,433
 Thorn EMI PLC (Household
  Appliances, Furnishings).......         900       18,639
 Tomkins (Conglomerates).........       7,500       26,782
 United Biscuits Holdings PLC
  (Food & Beverages).............      10,500       53,527
 Vickers PLC (Industrial
  Machinery).....................      10,000       32,846
 Willis Corroon Group PLC
  (Insurance)....................      15,000       35,788
 Yorkshire Electricity Group
  (Utilities)....................       5,000       54,875
 Yorkshire Water (Business, &
  Public Services)...............       5,500       50,390

The Accompanying Notes are an Integral Part of the Financial Statements

THE DIVERSIFIED PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 1995
--------------------------------------------------------------------------------

                                     SHARES       VALUE
                                   ----------  -----------
UNITED KINGDOM (1.5%) (CONTINUED)
 Zeneca Group PLC (Drugs & Health
  Care)..........................       2,300  $    38,833
                                               -----------
                                                 2,732,167
                                               -----------
TOTAL FOREIGN COMMON STOCKS (COST
  $17,376,389)...............................   17,182,965
                                               -----------
UNITED STATES (54.2%)
BASIC INDUSTRIES (4.2%)
AGRICULTURE (0.0%)*
 Dekalb Genetics Corp............       1,600       70,200
                                               -----------
CHEMICALS (1.9%)
 Albemarle Corp..................       2,700       42,188
 Brady (WH) Co. Class A..........       1,800      121,950
 Dow Chemical Co.................       6,400      460,000
 Du Pont (E.I.) de Nemours & Co.,
  Inc............................      23,400    1,608,750
 Ethyl Corp......................       2,200       23,375
 Georgia Gulf Corp...............         700       22,838
 Monsanto Co.....................       4,600      414,575
 Morton International Inc........       7,100      207,675
 PPG Industries Inc..............       4,400      189,200
 Praxair Inc.....................       4,200      105,000
 Rohm & Haas Co..................       2,700      148,163
 Union Carbide Corp..............       5,900      196,913
 Wellman Inc.....................         100        2,738
                                               -----------
                                                 3,543,365
                                               -----------
METALS & MINING (1.2%)
 Allegheny Ludlum Corp...........       4,100       80,975
 Aluminum Co. of America.........       9,900      496,238
 Bethlehem Steel Corp. (a).......       6,100       99,125
 Commercial Metals Co............       3,500       94,500
 Crown Cork & Seal Co., Inc.
  (a)............................       4,700      235,588
 Freeport Mcmoran Copper & Gold,
  Inc., Class A..................       2,200       45,375
 Inco Ltd........................       5,700      161,025
 Intermet Corp...................      10,300       99,138
 Kaiser Aluminum Corp. (a).......       1,100       15,263
 Maverick Tube Corp. (a).........       1,900       14,250
 Nucor Corp......................       5,800      310,300
 Oregon Steel Mills, Inc.........       1,800       30,825
 Phelps Dodge Corp...............       4,500      265,500
 Reynolds Metals Co..............       4,500      232,875
                                     SHARES       VALUE
                                   ----------  -----------
METALS & MINING (1.2%) (CONTINUED)
 Steel Technologies, Inc.........       6,800  $    77,350
                                               -----------
                                                 2,258,327
                                               -----------
PAPERS & FOREST PRODUCTS (1.1%)
 Boise Cascade Corp..............       1,300       52,650
 Champion International Corp.....       1,000       52,125
 Georgia-Pacific Corp............       2,300      199,525
 International Paper Co..........       4,500      385,875
 James River Corp. of Virginia...       2,600       71,825
 Kimberly Clark Corp.............       6,500      389,188
 Louisiana Pacific Corp..........       2,800       73,500
 Mead Corp.......................       2,000      118,750
 Scott Paper Co..................       4,400      217,800
 Union Camp Corp.................       2,000      115,750
 Weyerhaeuser Co.................       6,200      292,175
                                               -----------
                                                 1,969,163
                                               -----------
Total Basic Industries...........                7,841,055
                                               -----------
CONSUMER GOODS &
SERVICES (12.8%)
AUTOMOTIVE (1.5%)
 Chrysler Corp...................      10,001      478,779
 Cooper Tire & Rubber Co.........       4,000       97,500
 Dana Corp.......................       4,200      120,225
 Eaton Corp......................       2,900      168,563
 Echlin Inc......................       2,800       97,300
 Excel Industries, Inc...........       2,300       33,350
 Ford Motor Co...................      24,700      734,825
 General Motors Corp.............      16,800      787,500
 Harley Davidson Inc.............       1,400       34,125
 Modine Mfg. Co..................       5,400      199,125
 Paccar Inc......................         700       32,725
 Simpson Industries, Inc.........       8,000       89,000
                                               -----------
                                                 2,873,017
                                               -----------
BEVERAGES, FOOD, SOAP & TOBACCO (5.5%)
 Anheuser Busch Companies Inc....      11,400      648,375
 Bush Boake Allen, Inc. (a)......       1,200       36,450
 Clorox Co.......................       2,200      143,550
 Coca-Cola Co....................      13,700      873,375
 Coca-Cola Enterprises, Inc......       5,500      120,313
 CPC International, Inc..........       6,000      370,500
 Dreyer's Grand Ice Cream,
  Inc............................         500       18,313
 Eskimo Pie Corp.................         700       11,375
 General Mills Inc...............       6,500      333,938

The Accompanying Notes are an Integral Part of the Financial Statements

THE DIVERSIFIED PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 1995
--------------------------------------------------------------------------------

                                     SHARES       VALUE
                                   ----------  -----------
BEVERAGES, FOOD, SOAP & TOBACCO (5.5%) (CONTINUED)
 Gillette Co.....................       9,800  $   437,325
 John B. Sanfilippo & Son, Inc.
  (a)............................         500        5,063
 Kellogg Co......................       9,900      706,613
 Nabisco Holdings Corp. Class
  A..............................       2,100       56,700
 PepsiCo., Inc...................      36,300    1,656,188
 Philip Morris Cos. Inc..........      34,100    2,536,188
 Procter & Gamble Co.............      30,100    2,163,438
 Ralston Purina Co...............       4,100      209,100
 Riviana Foods Inc...............       1,400       18,813
                                               -----------
                                                10,345,617
                                               -----------
ENTERTAINMENT, LEISURE & MEDIA (2.0%)
 Argosy Gaming Co. (a)...........         400        5,075
 Boyd Gaming Corp. (a)...........         900       14,963
 Carnival Corp...................       5,300      123,888
 CBS Inc.........................       3,100      207,700
 Cinergi Pictures Entertainment,
  Inc. (a).......................       2,400       16,350
 Circus Circus Enterprises Inc.
  (a)............................       5,700      200,925
 Comcast Corp....................      10,600      196,763
 Disney (Walt) Co................      28,600    1,590,875
 Doubletree Corp. (a)............         500       10,875
 Emmis Broadcasting Corp. (a)....         600       16,200
 General Magic Inc. (a)..........         100        1,338
 Heritage Media Corp. (a)........       1,200       34,650
 International Game Technology...       6,600      101,475
 Johnson Worldwide Associates
  Inc. Class A (a)...............       1,500       34,688
 Knight Ridder Inc...............       1,300       73,938
 People's Choice TV Corp. (a)....         700       17,850
 Players International, Inc.
  (a)............................       1,100       22,138
 Sports Club Company, Inc. (a)...       1,100        5,638
 Time Warner Inc.................      20,400      838,950
 Trans World Entertainment
  Corp...........................       2,100        7,744
 Tribune Co. New.................       2,100      128,888
                                               -----------
                                                 3,650,911
                                               -----------
HOME CONSTRUCTION (0.1%)
 Armstrong World Industries
  Inc............................         600       30,075
 Congoleum Corp. (a).............         500        6,688
 D.R. Horton, Inc................       3,993       52,664
 Fastenal Co.....................       1,200       32,925
 Masco Corp......................       5,700      153,900
 Owens-Corning Fiberglas Corp.
  (a)............................       1,800       66,375
                                     SHARES       VALUE
                                   ----------  -----------
HOME CONSTRUCTION (0.1%) (CONTINUED)
 South West Property Trust
  Inc............................       2,300  $    26,450
                                               -----------
                                                   369,077
                                               -----------
MERCHANDISING (3.1%)
 Bed Bath & Beyond Inc. (a)......       1,900       46,194
 Borders Group Inc. (a)..........         600        8,625
 Braun's Fashions (a)............       3,800        8,075
 Catherines Stores Corp..........       4,200       45,413
 Charming Shoppes, Inc...........       4,700       24,969
 Collins & Aikman Corp. (a)......       2,500       22,500
 Dayton-Hudson Corp..............       2,400      172,200
 Department 56, Inc. (a).........       1,900       72,675
 Dillard Department Stores Inc.
  Class A........................       4,300      126,313
 Fruit Of The Loom Inc., Class A
  (a)............................       6,000      126,750
 Gap Inc.........................       4,900      170,888
 Garden Ridge Corp. (a)..........         300        7,350
 Heartland Express Inc. (a)......         700       18,200
 Hechinger Co. Class A...........       1,300        9,263
 Home Depot, Inc.................      12,100      491,563
 K Mart Corp.....................      14,800      216,450
 Leslie's Poolmart (a)...........         800       11,800
 Limited Inc.....................      11,600      255,200
 Liz Claiborne Inc...............       7,600      161,500
 Lowe's Companies, Inc...........       2,600       77,675
 May Department Stores Co........       7,000      291,375
 Maytag Corp.....................       1,700       27,200
 Melville Corp...................       3,900      133,575
 Nine West Group, Inc............       1,400       51,100
 Nordstrom Inc...................       3,100      128,069
 One Price Clothing Stores, Inc.
  (a)............................       2,900       11,056
 Penn Traffic Co. (a)............       1,800       63,675
 Penney J.C. Inc.................       6,600      316,800
 Price Costco Inc. (a)...........       7,700      125,606
 St. John Knits, Inc.............         300       13,463
 TJX Companies, Inc..............       5,400       71,550
 Toys "R" Us, Inc. (a)...........       8,600      251,550
 US Office Products Co. (a)......       1,100       13,063
 Urban Outfitters, Inc. (a)......         700       15,400
 V.F. Corp.......................       5,200      279,500
 Viking Office Products, Inc.
  (a)............................       1,600       58,600
 Wal-Mart Stores Inc.............      57,600    1,540,800
 Walgreen Co.....................       3,400      170,425
 Woolworth Corp..................       6,300       95,288
                                               -----------
                                                 5,731,698
                                               -----------

The Accompanying Notes are an Integral Part of the Financial Statements

THE DIVERSIFIED PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 1995
--------------------------------------------------------------------------------

                                     SHARES       VALUE
                                   ----------  -----------
PERSONAL CARE (0.1%)
 Avon Products, Inc..............       1,500  $   100,500
                                               -----------
RESTAURANTS & HOTELS (0.4%)
 Boston Chicken, Inc. (a)........       2,500       60,469
 Brinker International, Inc.
  (a)............................       2,200       37,950
 Cracker Barrel Old Country
  Store, Inc.....................       3,300       68,269
 Darden Restaurants Inc. (a).....       6,500       70,688
 Equity Inns Inc.................       1,400       15,138
 Felcor Suite Hotels Inc.........         500       12,813
 McDonald's Corp.................       5,900      230,838
 Mirage Resorts, Inc.............       4,400      134,750
 Sbarro, Inc.....................       1,300       30,225
 Starbucks Corp. (a).............         400       14,200
                                               -----------
                                                   675,340
                                               -----------
Total Consumer Goods &
  Services.......................               23,928,323
                                               -----------
ENERGY (5.4%)
NATURAL GAS (0.5%)
 Chesapeake Utilities Corp.......         300        3,938
 Devon Energy Corp...............       2,000       43,000
 El Paso Natural Gas Co..........       1,700       48,450
 Enron Corp......................      13,000      456,550
 Panhandle Eastern Corp..........       7,200      175,500
 Providence Energy Corp..........       1,800       27,450
 Sonat Inc.......................       3,000       91,500
 TransCanada Pipelines Ltd.......         800       10,700
 United Cities Gas Co............       1,600       24,400
 Wicor, Inc......................         100        2,813
                                               -----------
                                                   884,301
                                               -----------
OIL-PRODUCTION (4.4%)
 Anadarko Petroleum Corp.........       2,800      120,750
 Atlantic Richfield Co...........       2,800      307,300
 Chevron Corp....................      26,800    1,249,550
 Exxon Corp......................      14,300    1,009,938
 Mobil Corp......................      16,900    1,622,400
 Occidental Petroleum Corp.......      15,000      343,125
 Oryx Energy Co. (a).............       4,800       66,000
 Royal Dutch Petroleum Co.
  (ADR)..........................      20,600    2,510,625
 Tesoro Petroleum Corp. (a)......         800        8,000
 Texaco Inc......................      12,500      820,313
 Texas Meridian Resources
  Corp...........................       1,000       10,750
 Union Texas Petroleum Holdings,
  Inc............................       3,200       67,600
                                     SHARES       VALUE
                                   ----------  -----------
OIL-PRODUCTION (4.4%) (CONTINUED)
 Vintage Petroleum, Inc..........       4,100  $    76,875
                                               -----------
                                                 8,213,226
                                               -----------
OIL-SERVICES (0.5%)
 Ashland Oil Co..................       2,100       73,763
 Dreco Energy Services Ltd. Class
  A (a)..........................       1,400       19,950
 Dresser Industries Inc..........       7,500      166,875
 Holly Corp......................         600       13,875
 Noble Drilling Corp. (a)........       9,200       66,700
 Oceaneering International, Inc.
  (a)............................       4,200       37,275
 Schlumberger Ltd................      10,300      639,888
                                               -----------
                                                 1,018,326
                                               -----------
Total Energy.....................               10,115,853
                                               -----------
FINANCE (6.5%)
BANKING (3.7%)
 Ahmanson (H.F.) & Co............       2,500       55,000
 Banc One Corp...................      13,500      435,375
 Bank Of Boston Corp.............       3,100      116,250
 BankAmerica Corp................      13,300      699,913
 Bankers Trust New York Corp.....       2,800      173,600
 Banknorth Group, Inc............       1,000       26,625
 Barnett Banks Inc...............       3,000      153,750
 Bay View Capital Corp...........       1,000       26,875
 Central Fidelity Banks, Inc.....         800       24,200
 Chemical Banking Corp...........       7,200      340,200
 Charter One Financial Inc.......       2,300       56,494
 Citicorp........................      14,100      816,038
 Cole Taylor Financial Group,
  Inc............................         400        6,900
 Colonial Bancgroup, Inc. Class
  A..............................         800       22,000
 Comerica, Inc...................       3,700      118,863
 Commerce Bancorp, Inc...........       2,100       40,556
 Community First Bankshares,
  Inc............................         800       13,550
 Corestates Financial Corp.......       4,100      142,988
 Fifth Third Bancorp.............       1,700       96,050
 First Chicago Corp..............       1,600       95,800
 First Commerce Corp.............         900       26,550
 First Commercial Corp...........         200        5,900
 First National Bancorp. GA......       1,100       23,375
 First Tennessee National
  Corp...........................         800       37,050
 First UN Corp...................       6,800      307,700
 First Virginia Banks, Inc.......         700       26,250
 Firstar Corp....................       2,500       84,063
 FirstFed Financial Corp. (a)....       1,400       20,475
 Fleet Financial Group Inc.......       4,300      159,638

The Accompanying Notes are an Integral Part of the Financial Statements

THE DIVERSIFIED PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 1995
--------------------------------------------------------------------------------

                                     SHARES       VALUE
                                   ----------  -----------
BANKING (3.7%) (CONTINUED)
 GBC Bancorp.....................       1,200  $    15,000
 Great Western Financial Corp....       5,100      105,188
 HUBCO, Inc......................         900       16,031
 Huntington Bancshares Inc.......       3,800       79,325
 Keycorp.........................       7,700      241,588
 Marshall & Ilsley Corp..........       3,100       70,331
 Mellon Bank Corp................       4,700      195,638
 Mercantile Bancorp..............       1,100       49,363
 National Commerce
  Bancorporation.................       1,700       43,563
 NationsBank Corp................      10,600      568,425
 NBD Bancorp, Inc................       5,200      166,400
 Northern Trust Corp.............       1,000       40,000
 Norwest Corp....................       9,000      258,750
 PNC Financial Corp..............       6,900      181,988
 Republic New York Corp..........         800       44,800
 Roosevelt Financial Group,
  Inc............................       2,400       39,900
 Shawmut National Corp...........       3,700      117,938
 Silicon Valley Bancshares (a)...       1,300       23,238
 South Trust Corp................         800       18,600
 Southern National Corp..........       3,600       86,400
 Standard Federal
  Bancorporation.................         200        6,725
 State Street Boston Corp........       2,200       81,125
 Trustco Bank Corp. of New
  York...........................       1,350       29,025
 UJB Financial Corp..............       1,000       30,375
 Washington Fed Inc..............         300        6,581
 Washington Mutual Savings
  Bank...........................       2,400       56,250
 West One Bancorp................       2,300       76,475
 Westamerica Bancorporation......         700       26,075
 Wilmington Trust Corp...........         200        5,700
                                               -----------
                                                 6,832,825
                                               -----------
FINANCIAL SERVICES (1.1%)
 A G Edwards Inc.................       1,500       33,750
 Allstate Corp...................       4,700      139,238
 Beneficial Corp.................       1,400       61,600
 Capstone Capital Corporation
  Inc............................       1,600       28,600
 Dean Witter Discover & Co.......       6,400      300,800
 Federal Home Loan Mortgage
  Corp...........................       5,400      371,250
 Federal National Mortgage
  Association....................      10,500      990,938
 First USA Inc...................       1,700       75,438
 Mercury Financial Co............       3,400       65,450
 PaineWebber Group Inc...........       1,000       18,875
 Southwest Securities Group
  Inc............................       1,500       12,938
 Sterling Bancshares Inc.........         450        5,906
                                               -----------
                                                 2,104,783
                                               -----------
                                     SHARES       VALUE
                                   ----------  -----------
INSURANCE (1.5%)
 Aetna Life & Casualty Co........       3,000  $   188,625
 AMBAC Inc.......................         900       36,113
 American General Corp...........       5,600      189,000
 American International Group,
  Inc............................      10,200    1,162,800
 AON Corp........................       2,800      104,300
 Capital Re Corp.................       5,000      130,000
 Chubb Corp......................       1,700      136,213
 First Colony Corp...............         700       16,800
 Fremont General Corp............       1,200       28,950
 Hilb, Rogal & Hamilton Co.......         600        7,500
 Lincoln National Corp...........       2,300      100,625
 MBIA, Inc.......................       1,300       86,450
 MMI Companies, Inc..............       4,800       94,200
 Progressive Corp................       1,300       49,888
 Providian Corp..................       2,100       76,125
 Safeco Corp.....................       1,800      103,163
 St. Paul Companies, Inc.........       2,100      103,425
 Torchmark Corp..................       1,600       60,400
 Transamerica Corp...............       1,200       69,900
 UNUM Corp.......................       1,400       65,625
 USLIFE Corp.....................         500       20,125
                                               -----------
                                                 2,830,227
                                               -----------
REAL ESTATE (0.2%)
 Amoy Properties Ltd. (a)........     110,000       78,925
 Cali Realty Corp................         600       11,625
 Chelsea GCA Realty, Inc.........         900       24,300
 Colonial Properties Trust.......         700       16,100
 Developers Diversified Realty
  Corp...........................       1,000       28,750
 Gables Residential Trust........         600       12,300
 Healthcare Realty Trust, Inc....       2,800       56,700
 Home Properties of New York,
  Inc............................       1,100       19,388
 Liberty Property Trust..........         300        5,888
 MerryLand & Investment Company
  Inc............................         700       14,263
 RFS Hotel Investments, Inc......       1,300       19,663
 ROC Communities, Inc............       1,700       37,613
 Starwood Lodging Trust (a)......         600       14,100
 Storage Trust Realty............         900       18,225
 Sun Communities Inc.............         500       12,500
 Wellsford Residential Property
  Trust..........................         700       15,925
                                               -----------
                                                   386,265
                                               -----------
Total Finance....................               12,154,100
                                               -----------

The Accompanying Notes are an Integral Part of the Financial Statements

THE DIVERSIFIED PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 1995
--------------------------------------------------------------------------------

                                     SHARES       VALUE
                                   ----------  -----------
HEALTHCARE (5.1%)
BIOTECHNOLOGY (0.1%)
 Amylin Pharmaceuticals, Inc.
  (a)............................         700  $     5,425
 Athena Neurosciences, Inc.
  (a)............................       2,700       24,300
 Human Genome Sciences, Inc.
  (a)............................         400        6,650
 Inhale Therapeutic Systems
  (a)............................       1,200        9,375
 Northfield Laboratories, Inc.
  (a)............................       1,200       17,700
 Oncor, Inc. (a).................       2,600       15,763
 Targeted Genetics Corp. (a).....       1,600        6,400
 Univax Biologics, Inc. (a)......       2,800       13,825
 Vertex Pharmaceuticals, Inc.....       1,700       28,050
 Vical, Inc. (a).................       2,300       22,713
                                               -----------
                                                   150,201
                                               -----------
HEALTH SERVICES (1.3%)
 Advocat, Inc. (a)...............       1,100       12,238
 Columbia Healthcare Corp........      33,700    1,457,525
 Community Health System, Inc.
  (a)............................         600       20,325
 Health Care & Retirement Corp.
  (a)............................       2,200       64,350
 Health Management Associates,
  Inc. Class A (a)...............       2,700       78,975
 Humana Inc. (a).................      11,100      195,638
 Manor Care Inc..................       3,700      107,763
 Mariner Health Group, Inc.
  (a)............................       5,100       56,738
 OccuSystems, Inc. (a)...........         200        3,363
 Phycor, Inc. (a)................         700       24,588
 Summit Care Corp. (a)...........       2,000       36,750
 U.S. Healthcare Inc.............      11,000      338,250
 Vivra, Inc. (a).................       1,500       40,688
                                               -----------
                                                 2,437,191
                                               -----------
HOSPITAL SUPPLIES (0.7%)
 Bard (CR) Inc...................       3,200       96,000
 Bausch & Lomb Inc...............       4,100      170,150
 Baxter International Inc........      21,100      767,513
 Bioject Medical Technologies,
  Inc............................         600          863
 Corvita Corp. (a)...............       1,300        6,500
 Fresenius USA, Inc. (a).........       5,700       74,813
 Metra Biosystems Inc............         900        9,000
 Stryker Corp....................       2,900      110,925
 Sunrise Medical, Inc. (a).......         600       18,675
 Vital Signs, Inc................       3,700       63,363
                                               -----------
                                                 1,317,802
                                               -----------
PHARMACEUTICALS (3.0%)
 Abbott Laboratories.............       3,400      137,700
 Alza Corp. Class A (a)..........       4,700      109,863
                                     SHARES       VALUE
                                   ----------  -----------
PHARMACEUTICALS (3.0%) (CONTINUED)
 American Home Products Corp.....      17,600  $ 1,361,800
 Chiron Corp. (a)................       2,000      129,500
 Eli Lilly & Co..................      16,600    1,303,100
 Forest Laboratories, Inc........       2,600      115,375
 Genetic Therapy Inc. (a)........         500        7,313
 ICU Medical Inc.................         300        4,219
 Idexx Laboratories Inc..........       2,200       57,613
 Instent Inc.....................         100        1,450
 Johnson & Johnson...............         400       27,050
 Merck & Co., Inc................      14,300      700,700
 Pfizer, Inc.....................       9,000      831,375
 SangStat Medical Corporation
  (a)............................       1,900       10,094
 Schering Plough Corp............       3,800      167,675
 Warner Lambert Co...............       7,600      656,450
                                               -----------
                                                 5,621,277
                                               -----------
Total Healthcare.................                9,526,471
                                               -----------
INDUSTRIAL PRODUCTS & SERVICES (6.1%)
CAPITAL GOODS (0.3%)
 Charter Power Systems Inc.......       1,000       24,000
 Dover Corp......................       1,700      123,675
 Gardner Denver Machinery, Inc.
  (a)............................       1,100       19,250
 Ingersoll-Rand Co...............       3,000      114,750
 Kaydon Corp.....................       2,300       68,425
 Measurex Corp...................         100        3,038
 Trinova Corp....................         400       14,000
 Tyco International Ltd..........       3,800      205,200
 Wheelabrator Technologies
  Inc............................       5,100       78,413
                                               -----------
                                                   650,751
                                               -----------
COMMERCIAL SERVICES (1.0%)
 Advo, Inc.......................       1,300       24,538
 Applied Power Inc. Class A......       1,800       51,975
 Banta Corp......................       1,200       40,350
 Boca Research Inc...............         300        8,119
 Consolidated Graphics, Inc.
  (a)............................       2,000       28,375
 Dames & Moore Inc...............       2,400       31,200
 DeVRYInc. (a)...................       1,400       28,263
 R.R. Donnelley & Sons Co........       8,600      309,600
 Equity Corporation International
  (a)............................         200        4,000
 First Data Corp.................       4,200      238,875
 General Motors Corp.............      17,400      756,900
 Hooper Holmes, Inc..............       1,300       10,969
 Leasing Solutions, Inc. (a).....         300        3,450

The Accompanying Notes are an Integral Part of the Financial Statements

THE DIVERSIFIED PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 1995
--------------------------------------------------------------------------------

                                     SHARES       VALUE
                                   ----------  -----------
COMMERCIAL SERVICES (1.0%) (CONTINUED)
 Payco American Corp. (a)........       2,700  $    21,938
 Perseptive Biosystems Inc.
  (a)............................       5,600       60,550
 Pinkerton's, Inc. (a)...........       2,600       47,450
 Robert Half International, Inc.
  (a)............................         600       15,375
 Safety 1st, Inc. (a)............       1,100       21,863
 Service Corp. International.....       4,500      142,313
 SPS Transaction Services, Inc.
  (a)............................         400       13,850
 Stewart Enterprises Inc.........         500       16,813
                                               -----------
                                                 1,876,766
                                               -----------
DIVERSIFIED MANUFACTURING (3.7%)
 Allied Signal, Inc..............      17,200      765,400
 Apogee Enterprises, Inc.........       1,600       28,200
 Coltec Industries Inc. (a)......       3,800       65,550
 Cooper Industries, Inc..........       5,400      213,300
 General Dynamics Corp...........       2,600      115,375
 General Electric Co.............      57,800    3,258,475
 Goodyear Tire & Rubber Co.......       2,700      111,375
 Greenfield Industries, Inc......         600       17,250
 ITT Corp........................       7,800      916,500
 Johnson Controls Inc............       2,300      129,950
 Libbey, Inc.....................       2,100       43,575
 Lockheed Corp...................       6,400      404,000
 Loral Corp......................       3,000      155,250
 Premier Industrial Corp.........       1,500       35,438
 Regal Beloit Corp...............       2,100       32,550
 Sundstrand Corp.................         700       41,825
 Tenneco Inc.....................      10,000      460,000
 U.S. Industries, Inc. (a).......         140        1,908
 Whirlpool Corp..................       2,000      110,000
 Worldtex, Inc. (a)..............       1,400        8,225
                                               -----------
                                                 6,914,146
                                               -----------
ELECTRICAL EQUIPMENT (0.7%)
 Avnet Inc.......................         500       24,188
 Black & Decker Corp.............       5,900      182,163
 Cellpro Inc. (a)................       5,400       72,225
 Emerson Electric Co.............       4,100      293,150
 Encore Wire Corp. (a)...........       1,300       14,625
 Exide Corp......................       1,400       60,200
 Grainger (W.W.) Inc.............       1,900      111,625
 Helix Technology Corp...........         500       21,563
 Hubbell Inc.....................       1,100       62,150
 Imax Corp.......................       1,400       15,838
 Kuhlman Corp....................         500        5,625
 Magnetek Inc. (a)...............       1,100       14,988
                                     SHARES       VALUE
                                   ----------  -----------
ELECTRICAL EQUIPMENT (0.7%) (CONTINUED)
 National Service Industries
  Inc............................       2,700  $    77,963
 Nu Kote Holding Inc.............         500       15,750
 Raytheon Co.....................       2,700      209,588
 Thomas & Betts Corp.............         600       41,025
                                               -----------
                                                 1,222,666
                                               -----------
MACHINERY (0.5%)
 Caterpillar Inc.................       8,300      533,275
 Deere & Co......................       3,400      291,125
 General Signal Corp.............       1,900       75,525
                                               -----------
                                                   899,925
                                               -----------
POLLUTION CONTROL (0.0%)*
 Harding Associates, Inc. (a)....         800        4,850
 Mid-American Waste Systems,
  Inc............................       4,600       22,425
 Sevenson Environmental Services,
  Inc............................       1,000       18,625
 Tetra Technologies, Inc. (a)....       2,600       31,850
 WMX Technologies, Inc...........      11,000        9,281
                                               -----------
                                                    87,031
                                               -----------
Total Industrial Products &
  Services.......................               11,469,122
                                               -----------
TECHNOLOGY (7.6%)
AEROSPACE (0.9%)
 Boeing Co.......................      16,300    1,020,788
 McDonnell Douglas Corp..........       3,400      260,950
 Northrop Grumman Corp...........       2,100      109,463
 Orbital Sciences Corp. (a)......       2,300       42,550
 Rockwell International
  Corporation....................         200        9,150
 Rohr Industries, Inc. (a).......       3,900       56,063
 Sun Microsystems, Inc. (a)......       2,800      135,975
 Watkins-Johnson Co..............         300       13,350
                                               -----------
                                                 1,648,289
                                               -----------
COMPUTER-PERIPHERALS (0.0%)*
 Plaintree Systems, Inc..........         600        6,375
 Planar Systems, Inc. (a)........         600       13,350
                                               -----------
                                                    19,725
                                               -----------
COMPUTER-SOFTWARE (0.8%)
 Autodesk, Inc...................       1,000       42,750
 Avid Technology, Inc............         700       26,163
 Cheyenne Software, Inc. (a).....         700       12,950
 Davidson & Associates Inc.
  (a)............................         300       11,963
 Dendrite International Inc......         100        1,450

The Accompanying Notes are an Integral Part of the Financial Statements

THE DIVERSIFIED PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 1995
--------------------------------------------------------------------------------

                                     SHARES       VALUE
                                   ----------  -----------
COMPUTER-SOFTWARE (0.8%) (CONTINUED)
 Dialogic Corp...................       1,300  $    23,238
 Inso Corp.......................         400       23,675
 Intersolv.......................         800       18,700
 Intuit, Inc.....................         800       60,850
 McAfee Associates, Inc. (a).....         600       18,263
 Mentor Graphics Corp. (a).......       1,500       26,063
 Microtec Research, Inc. (a).....       2,400       18,900
 Microchip Technology Inc........         500       18,250
 Microsoft Corp. (a).............       3,200      289,400
 Oracle Systems Corp. (a)........      17,000      655,563
 Phoenix Technology Ltd. (a).....       1,900       20,425
 Pinnacle Systems Inc. (a).......         800       18,200
 Project Software & Development,
  Inc. (a).......................       1,000       29,625
 Quarterdeck Corp. (a)...........       1,900       22,325
 Rational Software Corp..........       1,100       14,988
 Security Dynamics Technologies,
  Inc. (a).......................         600       26,775
 Softkey International Inc.......         100        3,175
 Sybase Inc. (a).................       1,800       52,313
                                               -----------
                                                 1,436,004
                                               -----------
ELECTRONICS (0.2%)
 AMP Inc.........................       7,000      295,750
 Dynamics Corp. of America.......         200        4,575
                                               -----------
                                                   300,325
                                               -----------
INFORMATION PROCESSING (3.2%)
 Apple Computer Corp.............       4,000      186,000
 Bush Industries Inc.............         600        6,750
 Compaq Computer Corp. (a).......       9,500      431,063
 Dell Computer Corp. (a).........       1,600       96,300
 Digital Equipment Corp. (a).....       5,800      236,350
 Gateway 2000, Inc. (a)..........         700       15,969
 General Motors Corp. Class E....      20,800      821,600
 Hewlett-Packard Co..............      20,200    1,504,900
 International Business
  Machines.......................      23,000    2,208,000
 Maxis Inc.......................         600       15,900
 Network Computing Devices, Inc.
  (a)............................       1,100        9,556
 Network Express Inc.............         500        6,844
 Network General Corp............       1,500       40,969
 Network Peripherals Inc.........       1,300       28,600
 Nexgen Inc......................         100        2,375
 Novell, Inc. (a)................      13,300      265,169
 Oak Technology (a)..............         300       10,988
                                     SHARES       VALUE
                                   ----------  -----------
INFORMATION PROCESSING (3.2%) (CONTINUED)
 Quantum Corp. (a)...............         600  $    13,800
 Silicon Graphics Inc. (a).......       5,100      203,363
 Spyglass Inc. (a)...............         100        2,875
 Uunet Technologies Inc. (a).....         100        2,750
 Xcellenet Inc...................       1,300       29,738
                                               -----------
                                                 6,139,859
                                               -----------
SEMICONDUCTORS (1.2%)
 Advanced Micro Devices, Inc.
  (a)............................       4,100      149,138
 Advanced Technology Materials,
  Inc............................       2,500       25,781
 Asyst Technologies, Inc.........         600       22,275
 Brooktree Corp. (a).............       2,100       35,963
 Credence Systems Corp. (a)......       1,050       31,500
 Intel Corp......................       3,000      189,938
 Linear Technology Corp..........       1,400       92,050
 Micrel, Inc. (a)................       2,000       45,250
 Micrion Corp. (a)...............       1,000       13,250
 Motorola Inc....................      22,800    1,530,450
 S3, Inc. (a)....................         400       14,375
 SDL, Inc. (a)...................         900       26,775
 Xilinx, Inc. (a)................         600       56,325
                                               -----------
                                                 2,233,070
                                               -----------
TELECOMMUNICATIONS-EQUIPMENT (1.3%)
 Applied Digital Access, Inc.
  (a)............................       3,000       38,250
 Arch Communications Group (a)...         500       11,031
 Bay Networks Inc. (a)...........       3,600      148,500
 Comcast UK Cable Partners
  Ltd............................         600        9,750
 Comdial Corp. (a)...............       2,800       11,638
 Cox Communications, Inc. (a)....       2,900       56,188
 Echostar Communications Corp.
  (a)............................         200        3,000
 Harris Corp.....................       1,500       77,438
 Heartland Wireless Communication
  Inc............................         300        7,050
 Mobilemedia Corp. (a)...........         900       18,563
 Northern Telecommunication
  Ltd............................       7,700      281,050
 Paging Network Inc. (a).........       2,600       88,400
 SBC Communications, Inc.........      18,000      857,250
 Tele-Communications, Inc. Class
  A (a)..........................      34,600      810,938
 Telewest Communications Plc
  (a)............................         900       23,288
 Videotron Holdings Plc..........       1,000       14,125
                                               -----------
                                                 2,456,459
                                               -----------
Total Technology.............................   14,233,731
                                               -----------

The Accompanying Notes are an Integral Part of the Financial Statements

THE DIVERSIFIED PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 1995
--------------------------------------------------------------------------------

                                     SHARES       VALUE
                                   ----------  -----------
TRANSPORTATION (0.9%)
AIRLINES (0.1%)
 AMR Corp. (a)...................       2,000  $   149,250
 Mesa Airlines, Inc. (a).........       7,400       67,988
 Southwest Airlines Co...........       3,200       76,400
                                               -----------
                                                   293,638
                                               -----------
RAILROADS (0.7%)
 Burlington Northern Inc.........       2,900      183,788
 Conrail Inc.....................       2,100      116,813
 CSX Corp........................       3,700      277,963
 Norfolk Southern Corp...........       3,700      249,288
 Union Pacific Corp..............       8,000      443,000
                                               -----------
                                                 1,270,852
                                               -----------
TRUCK & FREIGHT CARRIERS (0.1%)
 American Freightways Corp.......         600       12,225
 Federal Express Corp. (a).......       1,300       78,975
 USA Truck, Inc. (a).............         400        5,950
 Werner Enterprises, Inc.........       1,400       27,650
                                               -----------
                                                   124,800
                                               -----------
Total Transportation.........................    1,689,290
                                               -----------
UTILITIES (5.6%)
ELECTRIC (1.5%)
 Allegheny Power System Inc......       3,000       70,500
 Baltimore Gas & Electric Co.....       2,700       67,500
 Central & South West Corp.......       5,400      141,750
 Central Hudson Gas & Electric
  Corp...........................       3,000       81,000
 Central Louisiana Electric......       1,000       23,500
 Cinergy Corp....................       3,800       99,750
 CMS Energy Corp.................       1,300       32,013
 Consolidated Edison Co..........       2,300       67,850
 Detroit Edison Co...............       3,600      106,200
 Dominion Resources Inc..........       4,300      156,950
 Entergy Corp....................       6,400      154,400
 FPL Group Inc...................       5,500      212,438
 General Public Utilities
  Corp...........................       2,400       71,400
 Houston Industries Inc..........       3,300      139,013
 Illinova Corp...................         900       22,838
 Maine Public Service Co.........         100        2,113
 New England Electric System.....         800       27,600
 Niagara Mohawk Power Corp.......       1,900       28,025
 Pacific Gas & Electric Co.......      10,800      313,200
                                     SHARES       VALUE
                                   ----------  -----------
ELECTRIC (1.5%) (CONTINUED)
 Pinnacle West Capital Corp......       1,800  $    44,100
 Potomac Electric Power Co.......       3,500       75,250
 Scecorp.........................      11,200      191,800
 Southern Co.....................      17,100      382,613
 Texas Utilities Co..............       5,600      192,500
 Unicom Corp.....................       4,400      117,150
 Western Resources Inc...........         600       18,525
                                               -----------
                                                 2,839,978
                                               -----------
TELEPHONE (4.1%)
 Ameritech Corp..................      16,300      717,200
 AT&T............................      49,900    2,650,938
 Bell Atlantic Corp..............      12,400      694,400
 Bellsouth Corp..................      14,700      933,450
 GTE Corp........................      28,700      979,388
 MCI Communications Corp.........      18,200      399,263
 Nynex Cablecomms Group Plc (a)..       1,000       20,313
 Pacific Telesis Group...........      12,500      334,375
 Sprint Corp.....................       9,300      312,713
 U.S. West, Inc..................      14,000      582,750
                                               -----------
                                                 7,624,790
                                               -----------
WATER (0.0%)*
 Aquarion Co.....................         400        9,200
 E'Town Corp.....................         700       18,988
 SJW Corp........................         100        3,588
 Southern California Water Co....       1,400       27,125
                                               -----------
                                                    58,901
                                               -----------
Total Utilities..............................   10,523,669
                                               -----------
TOTAL UNITED STATES COMMON STOCKS (COST
  $91,380,206)...............................  101,481,614
                                               -----------
TOTAL COMMON STOCKS (COST $108,756,595)......
                                               118,664,579
                                               -----------
PREFERRED STOCKS (0.1%)
FRANCE (0.0%)*
 Legrand (Electrical
  Equipment).....................         450       44,524
                                               -----------
GERMANY (0.0%)*
 Rheinisch Westfalisches Elekt AG
  (Electric Utilities)...........         150       41,261
                                               -----------
TOTAL PREFERRED STOCKS (COST $70,001)........
                                                    85,785
                                               -----------

The Accompanying Notes are an Integral Part of the Financial Statements

THE DIVERSIFIED PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 1995
--------------------------------------------------------------------------------

                                     SHARES       VALUE
                                   ----------  -----------
RIGHTS (0.0%)*
GERMANY (0.0%)*
 Allianz Holding
  (Miscellaneous)................          20  $     1,490
                                               -----------
TOTAL RIGHTS (COST $0).......................        1,490
                                               -----------
                                    WARRANTS
                                   ----------
WARRANTS (0.0%)*
SWITZERLAND (0.0%)*
 Holderbank Financiere Glaris
  (Financial Services)...........         200          269
                                               -----------
TOTAL WARRANTS (COST $0).....................          269
                                               -----------
TOTAL EQUITY SECURITIES (COST
  $108,826,596)..............................  118,752,123
                                               -----------
                                   PRINCIPAL
                                   AMOUNT (IN
                                      USD)
                                   ----------
FIXED INCOME SECURITIES (33.6%)
CONVERTIBLE BONDS (0.4%)
 Telekom Malaysia 4.000% due
  10/03/04.......................     115,000      111,550
 WMX Technologies Inc 2.000% due
  01/24/05.......................      23,000      652,625
                                               -----------
TOTAL CONVERTIBLE BONDS (COST $111,503)......
                                                   764,175
                                               -----------
COLLATERALIZED OBLIGATIONS (2.1%)
FINANCE (2.1%)
 General Electric Capital
  Mortgages Services Inc. 6.500%
  due 08/25/09...................     169,173      163,277
 Green Tree Financial Corp.
  7.200% due 04/15/19............   3,000,000    3,061,650
 Prudential Home Mortgage
  Securities Co. 6.500% due
  11/25/99.......................     365,384      363,557
 Resolution Trust Corp. Mtg Pass
  Thru 7.225% due 05/25/24.......      93,684       94,284
                                               -----------
TOTAL COLLATERALIZED OBLIGATIONS (COST
  $3,616,393)................................    3,682,768
                                               -----------
CORPORATE OBLIGATIONS (13.4%)
CONSUMER GOODS & SERVICES (0.0%)*
BEVERAGES, FOOD, SOAP & TOBACCO (0.0%)*
 Boston Chicken Inc. 4.500%
  debenture due 2/01/04..........      16,000       14,660
                                               -----------
Total Consumer Goods & Services..............       14,660
                                               -----------
                                   PRINCIPAL
                                   AMOUNT (IN
                                      USD)        VALUE
                                   ----------  -----------
ENERGY (0.3%)
OIL SERVICES (0.2%)
 BP America Inc. 9.875% due
  03/15/04.......................     250,000  $   299,533
                                               -----------
OIL-PRODUCTION (0.1%)
 Du Pont (E.I.) de Nemours & Co.,
  Inc. 8.650% due 12/01/97.......      25,000       26,290
 Nova Gas Transmission Ltd.
  8.500% due 12/15/12............     200,000      218,972
                                               -----------
                                                   245,262
                                               -----------
Total Energy.................................      544,795
                                               -----------
FINANCE (6.4%)
FINANCIAL SERVICES (6.4%)
 Abbey National Treasury Service
  6.500% due 05/12/03............     300,000      293,988
 Bank of America inc. 9.500% due
  04/01/01.......................   1,025,000  $ 1,158,639
 Chemical Banking Corp. 10.125%
  due 11/01/00...................     800,000      920,128
 Chrysler Financial Corp. 10.34%
  due 05/15/08...................     550,000      568,287
 Chrysler Financial Corp. 5.625%
  due 01/15/99...................     500,000      484,420
 Chrysler Financial Corp. 8.460%
  due 01/19/00...................   1,000,000    1,065,330
 Chrysler Financial Corp. 8.080%
  due 01/31/99...................     500,000      512,840
 Comeric Bank Detroit, Michigan
  6.750% due 05/12/98............   2,000,000    2,023,960
 First Chicago Corp. 6.875% due
  06/15/03.......................      50,000       49,736
 Ford Motor Credit 7.500% due
  11/19/99.......................   2,000,000    2,070,160
 Ford Motor Credit 6.600% due
  07/14/97.......................     500,000      504,160
 General Motors Acceptance Corp.
  7.450% due 06/09/97............     500,000      510,840
 General Motors Acceptance Corp.
  6.700% due 04/21/97............     500,000      504,340
 General Motors Acceptance Corp.
  6.250% due 01/06/00............   1,500,000    1,470,960
                                               -----------
Total Finance................................   12,137,788
                                               -----------

The Accompanying Notes are an Integral Part of the Financial Statements

THE DIVERSIFIED PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 1995
--------------------------------------------------------------------------------

                                   PRINCIPAL
                                   AMOUNT (IN
                                      USD)        VALUE
                                   ----------  -----------
INDUSTRIAL PRODUCTS & SERVICES (1.2%)
DIVERSIFIED MANUFACTURING (1.2%)
 Boeing Co. 7.250% due
  06/15/25.......................   1,170,000  $ 1,151,514
 Reed Publishing 9.000% due
  07/10/96.......................      30,000       30,863
 Texas Eastern Corp. 8.500% due
  02/10/97.......................   1,000,000    1,024,100
                                               -----------
Total Industrial Products & Services.........    2,206,477
                                               -----------
UTILITIES (2.7%)
 Cooperative Util Tr. Big Rivers
  Electric Co. 9.500% due
  02/15/17.......................   2,000,000    2,206,100
 Cleveland Electric Illumination
  Co. 7.375% due 06/03/01........   2,000,000    1,860,640
 Commonwealth Edison Co. 6.000%
  due 03/15/98...................   1,090,000    1,077,661
                                               -----------
Total Utilities..............................    5,144,401
                                               -----------
TELEPHONE (0.6%)
 GTE Corp........................   1,000,000    1,055,300
                                               -----------
YANKEE BONDS (2.2%)
 Hydro Quebec 8.050% due
  07/07/24.......................   2,500,000    2,716,900
 Ontario, Province of Canada
  7.375% due 01/27/03............     200,000      206,912
 Quebec, Province of Canada
  9.125% 03/01/00................   1,000,000    1,098,770
                                               -----------
Total Yankee Bonds...........................    4,022,582
                                               -----------
TOTAL CORPORATE OBLIGATIONS (COST
  $24,250,732)...............................   25,126,003
                                               -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS (5.7%)
 Federal Home Loan 200052 8.500%
  due 09/01/01...................      32,509       33,332
 Federal Home Loan Mortgage Corp.
  Gold 30yr 7.500% due
  01/01/1999.....................   2,800,000    2,811,375
 FNMA 30 Yr Pass Thru TBA 7.500%
  due 01/01/99...................   3,725,000    3,740,133
 GNMA 348471 7.000% due
  05/15/23.......................     452,797      446,417
 GNMA 353265 7.000% due
  05/15/23.......................     105,498      104,001
 GNMA 333096 7.000% due
  06/15/23.......................     430,473      424,537
                                   PRINCIPAL
                                   AMOUNT (IN
                                      USD)        VALUE
                                   ----------  -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS (5.7%) (CONTINUED)
 GNMA 337448 7.000% due
  06/15/23.......................      98,087  $    96,670
 GNMA 342722 7.000% due
  06/15/23.......................     455,191      448,500
 GNMA 354303 7.000% due
  06/15/23.......................     449,667      443,201
 GNMA 333864 7.000% due
  07/15/23.......................     450,724      444,067
 GNMA 344934 7.000% due
  07/15/23.......................     109,134      107,598
 GNMA 351588 7.000% due
  07/15/23.......................     449,507      443,178
 GNMA 353972 7.000% due
  07/15/23.......................     429,342      423,301
 GNMA 359017 7.000% due
  07/15/23.......................     445,058      438,543
 GNMA 364318 7.000% due
  08/15/23.......................     137,322      135,338
 GNMA 376371 7.000% due
  01/15/24.......................      94,734       93,359
                                               -----------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (COST $10,385,531).........................   10,633,550
                                               -----------
U.S. GOVERNMENT TREASURY OBLIGATIONS (12.1%)
 U.S. Treasury Bonds 10.375% due
  11/15/12.......................   2,970,000    3,926,429
 U.S. Treasury Bonds 8.125% due
  08/15/19.......................   1,440,000    1,676,923
 U.S. Treasury Notes 7.500% due
  11/15/01.......................   8,330,000    8,940,589
 U.S. Treasury Notes 5.500% due
  07/31/97.......................   4,800,000    4,767,312
 U.S. Treasury Notes 6.375% due
  08/15/02.......................     600,000      607,254
 U.S. Treasury Notes 7.750% due
  11/30/99.......................   2,400,000    2,558,856
 United States Tres Sc Strp Int
  0.010% due 08/15/04............     300,000      169,521
                                               -----------
TOTAL U.S. GOVERNMENT TREASURY OBLIGATIONS
  (COST $21,890,771).........................   22,646,884
                                               -----------
TOTAL FIXED INCOME SECURITIES (COST
  $60,254,930)...............................   62,853,380
                                               -----------

The Accompanying Notes are an Integral Part of the Financial Statements

THE DIVERSIFIED PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 1995
--------------------------------------------------------------------------------

                                   PRINCIPAL
                                   AMOUNT (IN
                                      USD)        VALUE
                                   ----------  -----------
SHORT-TERM INVESTMENTS (4.4%)
REPURCHASE AGREEMENT (3.6%)
 Goldman Sachs Repurchase
  Agreement,
  6.150% dated 06/30/95, due
  07/03/95, proceeds $6,683,424.
  (Collateralized by U.S.
  Treasury Note, 4.250%, due
  11/30/95, valued at
  $6,814,301)....................   6,680,000  $ 6,680,000
                                               -----------
OTHER MUTUAL FUNDS (0.6%)
 Seven Seas Money Market Fund....   1,168,218    1,168,218
                                               -----------

                                   LOCAL         VALUE
                                 CURRENCY      (NOTE 1A)
                               -------------  ------------
CURRENCY (0.2%)
 Australian Dollar...........    AUD     536  $        381
 Austrian Schilling..........   ATS    9,050           929
 Belgian Franc...............   BEF  354,294        12,455
 Danish Krone................   DKK   83,078        15,383
 Deutsche Mark...............    DEM  23,227        16,796
 French Franc................   FRF   34,908         7,196
 Hong Kong Dollar............    HKD 114,898        14,849
 Italian Lira................  ITL   458,595           280
 Japanese Yen................  JPY 11,786,308      139,061
 Malaysian Ringgit...........   MYR  124,469        51,054
 Netherlands Guilder.........    NLG   8,163         5,268
 New Zealand Dollar..........    NZD     577           386
 Norwegian Krone.............    NOK  41,192         6,686
 Pound Sterling..............   GBP   85,736       136,371
 Singapore Dollar............   SGD   13,401         9,590
 Spanish Peseta..............  ESP 8,533,493        70,452
 Swedish Krona...............   SEK       10             1
 Swiss Franc.................   CHF    1,304         1,133
                                              ------------

TOTAL FOREIGN CURRENCY (COST $485,711)......       488,271
                                              ------------
TOTAL SHORT-TERM INVESTMENTS (COST
  $8,333,929)...............................     8,336,489
                                              ------------
TOTAL INVESTMENTS (101.5%) (COST
  $177,415,455).............................   189,941,992
OTHER LIABILITIES IN EXCESS OF ASSETS
  (-1.5%)...................................    (2,865,201)
                                              ------------
NET ASSETS (100.0%).........................  $187,076,791
                                              ------------
                                              ------------

(a) Non-income producing securities.
(b) Floating Rate Note.
Note: Based on the cost of investments of $177,469,757 for Federal Income Tax purposes at June 30, 1995, the aggregate gross unrealized appreciation was $14,942,964, and the aggregate gross unrealized depreciation was $2,470,729, resulting in net unrealized appreciation of investments of $12,472,235.
     * Less than 0.1%

The Accompanying Notes are an Integral Part of the Financial Statements

THE DIVERSIFIED PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 1995
--------------------------------------------------------------------------------

INDUSTRY DIVERSIFICATION

                                                                    PERCENT OF
                                                                    PORTFOLIO
                                                                   ------------
U.S. Government Treasury Obligations.............................        11.9  %
Financial Services...............................................         9.7  %
Beverages, Food, Soap & Tobacco..................................         6.0  %
U.S. Government Agency Obligations...............................         5.6  %
Drugs & Healthcare...............................................         5.6  %
Banking..........................................................         5.1  %
Diversified Manufacturing........................................         4.8  %
Electric Utilities...............................................         4.6  %
Telephone........................................................         4.6  %
Oil-Production...................................................         4.5  %
Merchandising....................................................         3.8  %
Information Processing...........................................         3.2  %
Entertainment, Leisure & Media...................................         2.3  %
Chemicals........................................................         2.2  %
Yankee Bonds.....................................................         2.1  %
Automotive & Automotive Supplies.................................         1.8  %
Insurance........................................................         1.8  %
Metals & Mining..................................................         1.7  %
Telecommunications-Equipment.....................................         1.5  %
Semiconductors...................................................         1.2  %
Paper & Forest Products..........................................         1.1  %
Electrical Equipment.............................................         1.1  %
Commercial Services..............................................         1.0  %
Oil-Services.....................................................         1.0  %
Aerospace........................................................         0.9  %
Railroads........................................................         0.9  %
Machinery........................................................         0.8  %
Computer Software................................................         0.8  %
Natural Gas......................................................         0.6  %
Conglomerates....................................................         0.4  %
Home Construction................................................         0.4  %
Capital Goods....................................................         0.4  %
Electronics......................................................         0.4  %
Restaurants & Hotels.............................................         0.3  %
Real Estate......................................................         0.3  %
Construction Materials...........................................         0.3  %
Miscellaneous....................................................         0.9  %
Short Term Investments...........................................         4.4  %
                                                                       -----
                                                                        100.0  %
                                                                       -----
                                                                       -----

The Accompanying Notes are an Integral Part of the Financial Statements

THE DIVERSIFIED PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1995
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $177,415,455)                           $189,941,992
Cash                                                                      3,885
Receivable for Investments Sold                                       5,890,209
Dividends and Interest Receivable                                     1,233,288
Receivable for Expense Reimbursements                                   249,406
Foreign Tax Reclaim Receivable                                           30,900
Deferred Organization Expenses                                            3,020
Other Assets                                                              5,794
                                                                   ------------
    Total Assets                                                    197,358,494
                                                                   ------------

LIABILITIES
Payable for Investments Purchased                                     9,885,068
Custody Fee Payable                                                     238,573
Advisory Fee Payable                                                    113,247
Unrealized Depreciation on Open Forward Foreign Currency
 Contracts                                                                5,925
Fund Services Fee Payable                                                 1,057
Administration Fee Payable                                                1,000
Accrued Expenses                                                         36,833
                                                                   ------------
    Total Liabilities                                                10,281,703
                                                                   ------------

NET ASSETS
Applicable to Investors' Beneficial Interests                      $187,076,791
                                                                   ------------
                                                                   ------------

The Accompanying Notes are an Integral Part of the Financial Statements

THE DIVERSIFIED PORTFOLIO
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED JUNE 30, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest (Net of Foreign Withholding Tax of $599)                  $ 3,373,957
Dividends (Net of Foreign Withholding Tax of $48,574)                1,881,773
                                                                   -----------
    Investment Income                                                            $ 5,255,730

EXPENSES
Advisory Fee                                                           663,000
Custodian Fees and Expenses                                            373,252
Financial and Fund Accounting Services Fee                              63,153
Professional Fees                                                       41,675
Fund Services Fee                                                       11,702
Administration Fee                                                       7,770
Trustees' Fees and Expenses                                              3,631
Amortization of Organization Expense                                     1,000
Miscellaneous                                                            4,419
                                                                   -----------
    Total Expenses                                                   1,169,602
Less: Reimbursement of Expenses                                       (385,400)
                                                                   -----------
Net Expenses                                                                         784,202
                                                                                 -----------
NET INVESTMENT INCOME                                                              4,471,528

NET REALIZED GAIN ON
Investment Transactions (including $72,190 net realized gains
 from futures contracts)                                             3,568,797
Foreign Currency Transactions                                         (358,335)
                                                                   -----------
  Net Realized Gain                                                                3,210,462

NET CHANGE IN UNREALIZED APPRECIATION OF
Investments (including $3,884 net unrealized gains from
 futures contracts)                                                 14,774,260
Foreign Currency Contracts and Translations                             82,764
                                                                   -----------
  Net Change in Unrealized Appreciation                                           14,857,024
                                                                                 -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                             $22,539,014
                                                                                 -----------
                                                                                 -----------

The Accompanying Notes are an Integral Part of the Financial Statements

THE DIVERSIFIED PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                       FOR THE PERIOD
                                                                   FOR THE FISCAL       JULY 8, 1993
                                                                        YEAR          (COMMENCEMENT OF
                                                                   ENDED JUNE 30,      OPERATIONS) TO
                                                                        1995           JUNE 30, 1994
                                                                   ---------------   ------------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                                              $    4,471,528    $       1,031,220
Net Realized Gain on Investments and Foreign Currency
 Transactions                                                           3,210,462              371,852
Net Change in Unrealized Appreciation of Investments and Foreign
 Currency Translations                                                 14,857,024           (2,328,968)
                                                                   ---------------   ------------------
Net Increase (Decrease) in Net Assets Resulting from Operations        22,539,014             (925,896)
                                                                   ---------------   ------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
Contributions                                                         114,559,561           76,730,148
Withdrawals                                                           (15,109,920)         (10,816,216)
                                                                   ---------------   ------------------
Net Increase from Investors' Transactions                              99,449,641           65,913,932
                                                                   ---------------   ------------------
    Total Increase in Net Assets                                      121,988,655           64,988,036
NET ASSETS
Beginning of Period                                                    65,088,136              100,100
                                                                   ---------------   ------------------
End of Period                                                      $  187,076,791    $      65,088,136
                                                                   ---------------   ------------------
                                                                   ---------------   ------------------

--------------------------------------------------------------------------------
SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                                FOR THE PERIOD
                                                                 JULY 8, 1993
                                                                 (COMMENCEMENT
                                               FOR THE FISCAL         OF
                                                 YEAR ENDED     OPERATIONS) TO
                                               JUNE 30, 1995     JUNE 30, 1994
                                               --------------   ---------------
Ratios to Average Net Assets
  Expenses                                           0.65%            0.70%(a)
  Net Investment Income                              3.71%            2.88%(a)
  Decrease reflected in Expense Ratio due to
   Expense Reimbursement by Morgan                   0.32%            0.48%(a)
Portfolio Turnover                                    136%             115%(b)

------------------------
(a)  Annualized
(b)  Not Annualized

The Accompanying Notes are an Integral Part of the Financial Statements

THE DIVERSIFIED PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1995
--------------------------------------------------------------------------------

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Diversified Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended, (the "Act") as a no-load, diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Portfolio commenced operations on July 8, 1993. The Declaration of Trust permits the Trustees to issue an unlimited number of beneficial interests in the Portfolio.

The following is a summary of the significant accounting policies of the
Portfolio:

    a)The value of each security for which readily available market quotations exists is based on a decision as to the broadest and most representative market for such security. The value of such security will be based either on the last sale price on a national securities exchange, or, in the absence of recorded sales, at the readily available closing bid price on such exchanges. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the Portfolio's Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Portfolio securities with a remaining maturity of less than 60 days are valued by the amortized cost method.

      Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days on which the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Portfolio's Trustees.

    b)The books and records of the Portfolio are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and forward contracts stated in foreign currencies are translated at the prevailing exchange rates at the end of the period. Purchases, sales, income and expense are translated at the exchange rate prevailing on the respective dates of such transactions. Translation gains and losses resulting from changes in the exchange rate during the reporting period and gains and losses realized upon settlement of foreign currency transactions are reported in the Statement of Operations.

      Since the net assets of the Portfolio are presented at the exchange rates and market values prevailing at the end of the period, the Portfolio does not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

THE DIVERSIFIED PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 1995
--------------------------------------------------------------------------------

    c)The Portfolio may enter into forward foreign currency contracts to protect securities and related receivables and payables against fluctuations in future foreign currency rates. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. Risks associated with such contracts include the movement in the value of the foreign currency relative to the U.S. dollar (USD) and the ability of the counterparty to perform. The market value of the contract will fluctuate with changes in currency exchange rates. Contracts are valued daily based on procedures established by and under the general supervision of the Portfolio's Trustees and the change in the market value is recorded by the Portfolio as unrealized appreciation or depreciation of foreign currency translations. At June 30, 1995, the Portfolio had open forward foreign currency contracts as follows:

      SUMMARY OF OPEN CONTRACTS

                                                                   U.S.
                                                                  DOLLAR        NET
                                                                 VALUE AT    UNREALIZED
      FOREIGN CURRENCY SALE CONTRACTS                PROCEEDS    6/30/95    DEPRECIATION
--------------------------------------------------  ----------  ----------  ------------
    Japanese Yen, settlement date, 7/11/95          $2,502,733  $2,508,658  $  5,925

    d)Futures -- A futures contract is an agreement to purchase/sell a specified quantity of an underlying instrument at a specified future date or to make/receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the Portfolio enters in the contract. Upon entering into such a contract the Portfolio is required to pledge to the broker an amount of cash and/or securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time when it was closed. The Portfolio invests in futures contracts solely for the purpose of hedging its existing portfolio securities, or securities the Portfolio intends to purchase, against fluctuations in value caused by changed in prevailing market interest rates. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. Futures transactions in US Treasury securities during the fiscal year ended June 30, 1995 are summarized as follows:

                                                                           PRINCIPAL
                                                         NUMBER OF         AMOUNT OF
                                                         CONTRACTS         CONTRACTS
                                                         ----------       ------------
    Contracts opened                                            32        $  3,691,098
    Contracts closed                                           (19)         (2,175,094)
                                                                --
                                                                          ------------
    Open at end of the fiscal year                              13        $  1,516,004
                                                                --
                                                                --
                                                                          ------------
                                                                          ------------

THE DIVERSIFIED PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 1995
--------------------------------------------------------------------------------

SUMMARY OF OPEN CONTRACTS AT JUNE 30, 1995

                                                                                NET
                                                              CONTRACTS      UNREALIZED
                                                                LONG        APPRECIATION
                                                              --------      ------------
    Two-Year US Treasury Notes, expiring September 1995            1        $      103
    Five-Year US Treasury Notes, expiring September 1995           5             1,681
    Ten-Year US Treasury Notes, expiring September 1995            4             1,095
    Thirty-Year US Treasury Bonds, expiring September 1995         3             1,005
                                                                  --
                                                                                ------
    Totals                                                        13        $    3,884
                                                                  --
                                                                  --
                                                                                ------
                                                                                ------

    e)The Portfolio incurred organization expenses in the amount of $5,000. These costs were deferred and are being amortized by the Portfolio on a straight-line basis over a five-year period from the commencement of operations.

    f)Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or at the time that the relevant ex-dividend date and amount becomes known. Interest income, which includes the amortization of premiums and discount, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

    g)The Portfolio will be treated as a partnership for federal income tax purposes. As such, each investor in the Portfolio will be taxable on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code. The Portfolio earns foreign income which may be subject to foreign withholding taxes at various rates.

2.  TRANSACTIONS WITH AFFILIATES

    a)The Portfolio has an investment advisory agreement with Morgan Guaranty Trust Company of New York ("Morgan"). Under the terms of the investment advisory agreement, the Portfolio pays Morgan at an annual rate of 0.55% of the Portfolio's average daily net assets. For the fiscal year ended June 30, 1995, such fees amounted to $663,000.

    b)The Portfolio has retained Signature Broker-Dealer Services, Inc. ("Signature") to serve as Administrator and exclusive placement agent. Signature provides administrative services necessary for the operations of the Portfolio, furnishes office space and facilities required for conducting the business of the Portfolio and pays the compensation of the Portfolio's officers affiliated with Signature. The agreement provides for a fee to be paid to Signature at an annual rate determined by the following schedule: 0.01% of the first $1 billion of the aggregate average daily net assets of the Portfolio and the other portfolios subject to the Administrative Services Agreement, 0.008% of

THE DIVERSIFIED PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 1995
--------------------------------------------------------------------------------
      the next $2 billion of such net assets, 0.006% of the next $2 billion of such net assets, and 0.004% of such net assets in excess of $5 billion. The daily equivalent of the fee rate is applied to the daily net assets of the Portfolio. For the fiscal year ended June 30, 1995, such expenses amounted to $7,770.

    c)The Portfolio has a Financial and Fund Accounting Services Agreement ("Services Agreement") with Morgan under which Morgan receives a fee, based on the percentages described below, for overseeing certain aspects of the administration and operation of the Portfolio. The Services Agreement is also designed to provide an expense limit for certain expenses of the Portfolio. If total expenses of the Portfolio, excluding the advisory fee, custody expenses, fund services fee, organization costs, and brokerage costs, exceed the expense limit of 0.10% of the Portfolio's average daily net assets up to $200 million, 0.05% on the next $200 million of average daily net assets, and 0.03% of average daily net assets thereafter, Morgan will reimburse the Portfolio for the excess expense amount and receive no fee. Should such expenses be less than the expense limit, Morgan's fee would be limited to the difference between such expenses and the fee calculated under the Services Agreement. For the fiscal year ended June 30, 1995, Morgan's fee amounted to $63,153. Effective September 1, 1995 the Services Agreement will be terminated. The oversight services that were provided under the Services Agreement will continue to be provided by Morgan without any fee to the Portfolio until such time as a new agreement is put into place. In addition to the expenses that Morgan assumes under the Service Agreement, Morgan has voluntarily agreed to reimburse the Portfolio to the extent necessary to maintain operating expenses of the Portfolio at no more than 0.65% of the average daily net assets of the Portfolio through December 31, 1995. For the fiscal year ended June 30, 1995, Morgan agreed to reimburse the Portfolio $385,400.

    d)The Portfolio has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the Trustees in exercising their overall supervisory responsibilities for the Portfolio's affairs. The Trustees of the Portfolio represent all the existing shareholders of Group. The Portfolio's allocated portion of Group's cost in performing its services amounted to $11,702 for the fiscal year ended June 30, 1995.

    e)An aggregate annual fee of $65,000 is paid to each Trustee for serving as a Trustee of the Pierpont Funds, The JPM Institutional Funds, their corresponding Portfolios, and The Series Portfolio. The Trustees' Fee and Expenses shown in the financial statements represents the Portfolio's allocated portion of the total fees and expenses. Prior to April 1, 1995, the aggregate annual Trustee Fee was $55,000. The Trustee who serves as Chairman and Chief Executive Officer of these Funds and Portfolios also serves as Chairman of Group and received compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $1,400.

3.  INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the period were as follows:

              COST OF        PROCEEDS
             PURCHASES      FROM SALES
          ---------------  ------------
          $  260,873,553   $158,656,909

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Investors of
The Diversified Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of The Diversified Portfolio (the "Portfolio") at June 30, 1995, the results of its operations for the year then ended, and the changes in its net assets and its supplementary data for the year then ended and for the period July 8, 1993 (commencement of operations) through June 30, 1994, in conformity with generally accepted accounting principles. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
New York, New York
August 28, 1995

JPM INSTITUTIONAL MONEY MARKET FUND
JPM INSTITUTIONAL TAX EXEMPT MONEY MARKET FUND
JPM INSTITUTIONAL TREASURY MONEY MARKET FUND
JPM INSTITUTIONAL SHORT TERM BOND FUND                           THE
JPM INSTITUTIONAL BOND FUND                                      JPM
JPM INSTITUTIONAL TAX EXEMPT BOND FUND                           INSTITUTIONAL
JPM INSTITUTIONAL NEW YORK TOTAL RETURN BOND FUND                DIVERSIFIED
JPM INSTITUTIONAL INTERNATIONAL BOND FUND                        FUND
JPM INSTITUTIONAL DIVERSIFIED FUND
JPM INSTITUTIONAL SELECTED U.S. EQUITY FUND
JPM INSTITUTIONAL U.S. SMALL COMPANY FUND                        ANNUAL REPORT
JPM INSTITUTIONAL INTERNATIONAL EQUITY FUND                      JUNE 30, 1995
JPM INSTITUTIONAL EMERGING MARKETS EQUITY FUND



FOR MORE INFORMATION ON THE JPM INSTITUTIONAL FAMILY OF FUNDS, CALL J.P. MORGAN FUNDS SERVICES AT (800)766-7722.